UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number  811-06481

Franklin Municipal Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

  Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:    650 312-2000

Date of fiscal year end:  5/31

Date of reporting period:  5/31/19

Item 1.    Reports to Stockholders.

Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended May 31, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, but financial markets experienced their usual volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its June, September and December 2018 meetings, bringing the rate from 1.75% at the start of the period to 2.50% by period-end. The Fed decided not to raise rates for the remainder of the period and indicated that further rate increases may be on hold for the calendar year.

During the 12-month period, the municipal bond market posted moderate returns. The municipal bond market had mixed results against the U.S. Treasury and corporate bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, increased employment and the strength of the U.S. economy.

Franklin Municipal Securities Trust’s annual report, covering Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund, includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Municipal Securities Trust

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of May 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Municipal Bond Market Overview

The financial markets experienced volatility during the 12 months ended May 31, 2019, due to trade concerns and geopolitical stress. Equity markets sold off sharply during the fourth quarter of 2018. Stocks quickly reversed course to start 2019, rallying sharply before declining in May. This volatility spurred a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Municipal bonds posted positive returns in each of the first five months of 2019. Overall, the municipal bond market outperformed the U.S. Treasury and equity markets but underperformed the corporate bond market.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +6.40% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +6.28% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +7.45% total return.1 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, underperformed the fixed income markets with a +3.78% total return.1

Municipal bonds with intermediate and long maturities generally outperformed bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the 12–17 year group, which returned +7.62% for the period.1 High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +7.76% total return, compared with a +6.40% total return for the Bloomberg Barclays Municipal Bond Index.1

Municipal issuance during the reporting period totaled approximately $339 billion, a 19% decline from total issuance for the preceding 12-month period.2 Issuance remains diminished as the Tax Cuts and Jobs Act of 2017 eliminated advanced refundings beginning in January 2018. Calendar-year 2018 issuance was approximately $339 billion, which represented a 24% decline from 2017.2 For the first five months of 2019, issuance is approximately equal to the first five months of 2018. The Investment Company Institute reported negative municipal bond fund flows during the fourth quarter of 2018, but flows turned sharply positive in the first five months of 2019. Overall, total net municipal bond fund inflows for the 12-month period were approximately $37 billion.3 In our view, investor demand remains healthy.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its June, September and December 2018 meetings. The target range stood at 2.25%–2.50% at period-end. The Fed also increased the discount rate by 0.25% at all three meetings, to finish the period at 3.00%. The Fed paused at the January, March and April/May 2019 meetings, leaving the discount rate and the target range for the federal funds rate unchanged. Furthermore, the Fed indicated a patient approach in determining future rate adjustments. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent decisions to mean the Fed will remain on the sidelines and foster economic growth while attempting to achieve its inflation objective.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

3. Source: Investment Company Institute.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin California High Yield Municipal Fund

This annual report for Franklin California High Yield Municipal Fund covers the fiscal year ended May 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities in any rating category, including higher-yielding, lower-rated securities, that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with its principal goal.

Credit Quality Composition*
5/31/19

Ratings	% of Total Investments

AAA	1.63%

AA	17.27%

A	18.54%

BBB	18.03%

Below Investment Grade	8.61%

Refunded	7.77%

Not Rated	28.15%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.70 on September 10, 2018, to $11.10 on May 31, 2019.2 The Fund’s Class A shares paid dividends totaling 28.44 cents per share for the reporting period.3 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.25% based on an annualization of May’s 3.12 cent per share dividend and the maximum offering price of $11.53 on May 31, 2019. An investor in the 2019 maximum combined effective federal and California personal income tax bracket of 53.10% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.93% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

California’s large and diverse economy continued to expand during the 12 months under review. High-profile educational institutions and an innovative business environment supported the state’s expansion. Unemployment remained unchanged from 4.2% in May 2018 to 4.2% at period-end, which was higher than the 3.6% national rate.4

California’s fiscal year 2018 budget, which ended June 30, extended the state’s recent track record of balanced fiscal operations. Highlights of the budget were increased spending for general fund expenditures, education, Medi-Cal funding and pension contributions. The state continued to make deposits to its budget stabilization account, resulting in large budget reserves. California’s growing economy, a strong stock market, and an abundance of high-income taxpayers have all helped to improve the budget for the state.

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

3. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period.

Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

4. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 23.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Dividend Distributions*
6/1/18–5/31/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class

June	—	3.28	2.79	3.39	3.36

July	—	3.28	2.79	3.39	3.36

August	—	3.31	2.82	3.42	3.39

September	2.06	3.36	2.86	3.47	3.44

October	3.25	3.39	2.89	3.50	3.47

November	3.30	3.44	2.94	3.55	3.52

December	3.30	3.44	2.95	3.54	3.52

January	3.30	3.44	2.95	3.54	3.52

February	3.30	3.44	2.95	3.54	3.52

March	3.30	3.44	2.94	3.54	3.52

April***	3.51	3.65	3.15	3.75	3.73

May	3.12	3.27	2.78	3.39	3.37

Total	28.44	40.74	34.81	42.02	41.72

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

***Effective May 1, 2019, the dividend policy of the Fund changed from managed pay to variable pay. With this change, the Fund paid a one-time higher than usual dividend in April, as a result of the Fund paying out excess undistributed net income, before transitioning to the variable pay policy in May.

The state’s budget for fiscal year 2019, which started in July 2018, mirrored the 2018 budget, with continued deposits to reserve funds and increased spending for general fund expenditures, education and Medi-Cal. State pension contributions also continued to rise, representing a persistent source of fiscal pressure.

California’s net tax-supported debt was $2,194 per capita and 3.7% of personal income, compared with the $1,068 and 2.2% national medians, respectively.5 During the period under review, independent credit rating agency Standard & Poor’s (S&P) affirmed California’s general obligations bonds rating of AA- with a stable outlook.6 The rating reflected S&P’s view on the state’s diverse and expanding economy, demonstrated commitment to paying down budgetary debts, solid budgetary reserve levels, strong liquidity, and declining, though moderately high, debt ratios. In contrast, S&P cited several challenges to the state, including the persistently high cost of housing, difficult-to-forecast revenues, minimal funding of retiree health care benefits, and a large backlog of deferred maintenance and infrastructure needs. The stable outlook reflected S&P’s view that California has brought its finances into structural alignment. However, the state is vulnerable to an unanticipated economic downturn and uncertainty about the new governor’s commitment to maintaining fiscal balance.

Portfolio Composition
5/31/19

% of Total Investments

Tax-Supported	24.22%

Transportation	14.23%

Hospital & Health Care	12.26%

General Obligation	11.08%

Other Revenue	9.79%

Refunded	9.30%

Utilities	6.22%

Housing	4.69%

Higher Education	4.42%

Subject to Government Appropriations	2.85%

Corporate-Backed	0.94%

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

5. Source: Moody’s Investors Service, State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs, 6/3/19.

6. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that have an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer-term bonds are higher than those for shorter-term bonds, we favored the use of longer-term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Performance Summary as of May 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4
1-Year	+7.62%	+3.59%

5-Year	+28.88%	+4.40%

10-Year	+105.16%	+7.04%

Advisor

1-Year	+7.64%	+7.64%

5-Year	+29.51%	+5.31%

10-Year	+107.36%	+7.57%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	3.25%	6.93%	2.21%	4.71%
Advisor	3.64%	7.76%	2.55%	5.44%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A   (6/1/09–5/31/19)

Advisor Class   (6/1/09–5/31/19)

See page 9 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Distributions (6/1/18–5/31/19)

Share Class	Net Investment Income
A (9/10/18–5/31/19)	$0.2844
A1	$0.4074
C	$0.3481
R6	$0.4202
Advisor	$0.4172

Total Annual Operating Expenses10

Share Class
A	0.80%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Investments in lower rated bonds include higher risk of default and loss of principal. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and California state personal income tax rate of 53.10%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/191, [2]	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,074.70	$4.34	$1,020.74	$4.23	0.84%
A1	$1,000	$1,074.60	$3.57	$1,021.49	$3.48	0.69%
C	$1,000	$1,072.10	$6.41	$1,018.75	$6.24	1.24%
R6	$1,000	$1,076.00	$2.90	$1,022.14	$2.82	0.56%
Advisor	$1,000	$1,075.90	$3.05	$1,021.99	$2.97	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Tennessee Municipal Bond Fund

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.1

Credit Quality Composition*

5/31/19

Ratings	% of Total Investments
AAA	2.93%
AA	56.79%
A	17.87%
BBB	5.30%
Below Investment Grade	1.83%
Refunded	13.91%
Not Rated	1.37%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.74 on September 10, 2018, to $10.97 on May 31, 2019.2 The Fund’s Class A shares paid dividends totaling 24.68 cents per share for the reporting period.3 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s

Class A shares’ distribution rate was 2.73% based on an annualization of May’s 2.59 cent per share dividend and the maximum offering price of $11.40 on May 31, 2019. An investor in the 2019 maximum combined effective federal and Tennessee personal income tax bracket of 42.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.77% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Over the 12 months under review, Tennessee’s economy continued to grow, though mostly in the areas of trade and manufacturing. The state is a distribution and manufacturing hub partly due to its access to the Mississippi River, transportation network and abundant supply of land. Tennessee’s unemployment rate decreased from 3.6% in May 2018 to 3.3% at period-end and was below the nation’s 3.6% average.4

Tennessee’s fiscal year 2018 budget included modest spending reductions and additional funding for the rainy day reserve. Furthermore, the enacted budget featured funding for state employee pay increases, employee retirement program and other post-employment benefits, and education. The state approved increases in the gas tax, vehicle fees and the alternative fuels tax. Conversely, the state reduced certain taxes, including the sales tax on food and the tax rate on dividends and interest income. The state’s budget for fiscal year 2019, which began July 1, includes increased spending on K-12 and higher education, infrastructure and the state’s Medicaid system.

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

3. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

4. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 45.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Dividend Distributions*

6/1/18–5/31/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class R6	Advisor Class
June	—	2.69	2.79	2.77
July	—	2.69	2.79	2.77
August	—	2.69	2.79	2.77
September	1.70	2.79	2.91	2.88
October	2.65	2.79	2.91	2.88
November	2.65	2.79	2.91	2.88
December	2.65	2.79	2.90	2.87
January	2.65	2.79	2.90	2.87
February	2.65	2.79	2.90	2.87
March	2.65	2.79	2.90	2.87
April***	4.49	4.63	4.74	4.71
May	2.59	2.75	2.85	2.84
Total	24.68	34.98	36.29	35.98

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

***Effective May 1, 2019, the dividend policy of the Fund changed from managed pay to variable pay. With this change, the Fund paid a one-time higher than usual dividend in April, as a result of the Fund paying out excess undistributed net income, before transitioning to the variable pay policy in May.

Tennessee’s net tax-supported debt was relatively low at $305 per capita and 0.7% of personal income, compared with the $1,068 and 2.2% national medians, respectively.5 During the period under review, independent credit rating agency Standard & Poor’s (S&P) maintained the state’s general obligations bonds AAA rating with a stable outlook.6 The rating reflected S&P’s view of the state’s sustained growth, financial flexibility, strong financial management practices and performance, robust pension funding practices and low debt burden. The outlook reflected S&P’s view of Tennessee’s strong management of its long-term liabilities and anticipated economic growth, supported by its growing reserves and employment. S&P considers a sharp downturn in the state’s economy unlikely in the next two years.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Composition

5/31/19

% of Total Investments
Utilities	26.07%
Hospital & Health Care	20.08%
Refunded	14.42%
Higher Education	10.34%
General Obligation	9.84%
Transportation	8.28%
Housing	5.49%
Other Revenue	4.88%
Subject to Government Appropriations	0.60%

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that have an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer-term bonds are higher than those for shorter-term bonds, we favored the use of longer-term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

5. Source: Moody’s Investors Service, State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs, 6/3/19.

6. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Performance Summary as of May 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4
1-Year	+4.89%	+0.96%
5-Year	+13.02%	+1.70%
10-Year	+42.49%	+3.21%

Advisor[5]
1-Year	+5.12%	+5.12%
5-Year	+13.48%	+2.56%
10-Year	+42.99%	+3.64%

Share Class	Distribution Rate[6]	Taxable Equivalent Distribution Rate[7]	30-Day Standardized Yield[8]	Taxable Equivalent 30-Day Standardized Yield[7]
A	2.73%	4.77%	1.42%	2.48%
Advisor	3.11%	5.44%	1.73%	3.02%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A   (6/1/09–5/31/19)

Advisor Class (6/1/09–5/31/19)

See page 16 for Performance Summary footnotes.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

PERFORMANCE SUMMARY

Distributions (6/1/18–5/31/19)

Share Class	Net Investment Income

A (9/10/18–5/31/19)	$0.2468

A1	$0.3498

R6	$0.3629

Advisor	$0.3598

Total Annual Operating Expenses11

Share Class

A	0.90%

Advisor	0.65%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Effective 9/15/16, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +4.41% and +1.61%.

6. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/19.

7. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Tennessee state personal income tax rate of 42.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market valueweighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

11. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 12/1/18	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/19[1,2]	Ending Account Value 5/31/19	Expenses Paid During Period 12/1/18–5/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,047.00	$4.80	$1,020.24	$4.73	0.94%
A1	$1,000	$1,047.90	$4.03	$1,020.99	$3.98	0.79%
R6	$1,000	$1,049.40	$3.37	$1,021.64	$3.33	0.66%
Advisor	$1,000	$1,048.30	$3.52	$1,021.49	$3.48	0.69%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights

Franklin California High Yield Municipal Fund

Year Ended May 31, 2019[a]

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.70

Income from investment operations[b]:

Net investment income[c]	0.27

Net realized and unrealized gains (losses)	0.41

Total from investment operations	0.68

Less distributions from:

Net investment income	(0.28)

Net asset value, end of year	$11.10

Total return[d]	6.56%

Ratios to average net assets[e]

Expenses[f]	0.83%

Net investment income	3.55%

Supplemental data

Net assets, end of year (000’s)	$244,196

Portfolio turnover rate	13.91%

aFor the period September 10, 2018 (effective date) to May 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,

	2019		2018	2017	2016	2015

Class A1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.70		$10.89	$11.10	$10.65	$10.42

Income from investment operations[a]:

Net investment income[b]	0.40		0.39	0.40	0.41	0.44

Net realized and unrealized gains (losses)	0.39		(0.19)	(0.22)	0.46	0.24

Total from investment operations	0.79		0.20	0.18	0.87	0.68

Less distributions from:

Net investment income	(0.41)		(0.39)	(0.39)	(0.42)	(0.45)

Net asset value, end of year	$11.08		$10.70	$10.89	$11.10	$10.65

Total return[c]	7.56%		1.92%	1.71%	8.37%	6.63%

Ratios to average net assets

Expenses	0.68%	[d]	0.66%	0.63%	0.65%	0.63%

Net investment income	3.70%		3.63%	3.66%	3.83%	4.17%

Supplemental data

Net assets, end of year (000’s)	$1,386,291		$1,378,169	$1,377,514	$1,442,703	$1,294,192

Portfolio turnover rate	13.91%		11.08%	19.73%	12.23%	11.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.78	$10.97	$11.17	$10.72	$10.49

Income from investment operations[a]:

Net investment income[b]	0.34	0.33	0.34	0.36	0.39

Net realized and unrealized gains (losses)	0.40	(0.19)	(0.21)	0.45	0.23

Total from investment operations	0.74	0.14	0.13	0.81	0.62

Less distributions from:

Net investment income	(0.35)	(0.33)	(0.33)	(0.36)	(0.39)

Net asset value, end of year	$11.17	$10.78	$10.97	$11.17	$10.72

Total return[c]	7.01%	1.34%	1.22%	7.73%	6.01%

Ratios to average net assets

Expenses	1.23%[d]	1.21%	1.18%	1.20%	1.18%

Net investment income	3.15%	3.08%	3.11%	3.28%	3.62%

Supplemental data

Net assets, end of year (000’s)	$272,186	$327,022	$358,308	$377,550	$326,456

Portfolio turnover rate	13.91%	11.08%	19.73%	12.23%	11.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,

	2019	2018[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.74	$10.88

Income from investment operations[b]:

Net investment income[c]	0.41	0.35

Net realized and unrealized gains (losses)	0.39	(0.15)

Total from investment operations	0.80	0.20

Less distributions from:

Net investment income	(0.42)	(0.34)

Net asset value, end of year	$11.12	$10.74

Total return[d]	7.66%	1.84%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.57%	0.55%

Expenses net of waiver and payments by affiliates	0.55%[f]	0.53%

Net investment income	3.83%	3.76%

Supplemental data

Net assets, end of year (000’s)	$21,214	$13,004

Portfolio turnover rate	13.91%	11.08%

aFor the period August 1, 2017 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,

	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.73	$10.91	$11.12	$10.67	$10.44

Income from investment operations[a]:

Net investment income[b]	0.41	0.40	0.41	0.43	0.45

Net realized and unrealized gains (losses)	0.39	(0.18)	(0.22)	0.45	0.24

Total from investment operations	0.80	0.22	0.19	0.88	0.69

Less distributions from:

Net investment income	(0.42)	(0.40)	(0.40)	(0.43)	(0.46)

Net asset value, end of year	$11.11	$10.73	$10.91	$11.12	$10.67

Total return	7.64%	2.10%	1.80%	8.46%	6.73%

Ratios to average net assets

Expenses	0.58%[c]	0.56%	0.53%	0.55%	0.53%

Net investment income	3.80%	3.73%	3.76%	3.93%	4.27%

Supplemental data

Net assets, end of year (000’s)	$889,990	$748,355	$720,890	$635,463	$474,392

Portfolio turnover rate	13.91%	11.08%	19.73%	12.23%	11.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2019

Franklin California High Yield Municipal Fund

	Principal Amount	Value

Municipal Bonds 93.4%
California 89.9%
ABAG Finance Authority for Nonprofit Corporations Revenue, Episcopal Senior Communities, Refunding, 6.125%, 7/01/41	$7,500,000	$8,091,450
Alameda Special Tax, CFD No. 13-1, Alameda Landing Public Improvements, 5.00%, 9/01/46	1,400,000	1,554,434
Artesia RDA Tax Allocation,
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	6,360,338
Artesia Redevelopment Project Area, 5.70%, 6/01/42	2,815,000	2,817,871
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,150,000	3,160,962
Azusa Special Tax,
CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/27	1,925,000	1,937,455
CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/37	1,580,000	1,588,895
Baldwin Park USD, GO, Los Angeles County, Capital Appreciation, Election of 2006, Refunding, BAM Insured, zero cpn., 8/01/42	10,000,000	2,538,300
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Subordinate, Series S-4, Pre- Refunded, 5.25%, 4/01/53	15,000,000	17,258,250
Beaumont Special Tax,
CFD No. 2016-1, Fairway Canyon, 5.00%, 9/01/44	300,000	341,382
CFD No. 2016-1, Fairway Canyon, 5.00%, 9/01/49	400,000	453,636
Beaumont USD, GO, Riverside County, Election of 2008, Series C, AGMC Insured, Pre-Refunded, 6.00%, 8/01/41	1,925,000	2,122,563
Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, Series A, 6.25%, 9/01/35	5,000,000	5,018,100
California Community Housing Agency Workforce Housing Revenue, Annadel Apartments, Series A, 5.00%, 4/01/49	25,500,000	27,813,360
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed, Los
Angeles County Securitization Corp., 5.70%, 6/01/46	3,000,000	3,019,410
California Health Facilities Financing Authority Revenue,
Adventist Health System/West, Refunding, Series A, 4.00%, 3/01/39	9,000,000	9,543,510
California-Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/45	4,500,000	5,146,830
Children’s Hospital Los Angeles, Refunding, Series A, 4.00%, 8/15/49	3,375,000	3,592,890
El Camino Hospital, 4.00%, 2/01/42	6,500,000	6,920,680
El Camino Hospital, 5.00%, 2/01/42	5,000,000	5,814,800
Kaiser Permanente, Refunding, Series A, Subseries A-2, 4.00%, 11/01/38	5,000,000	5,528,650
Kaiser Permanente, Series A, Subseries A-2, 4.00%, 11/01/51	25,000,000	27,031,500
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/43	7,160,000	8,059,511
Sutter Health, Refunding, Series B, 5.00%, 11/15/46	26,925,000	31,378,395
California Infrastructure and Economic Development Bank Revenue, Goodwill Industries of Sacramento Valley and Northern Nevada Project, Series A, 5.00%, 1/01/47	10,360,000	10,059,249
California Municipal Finance Authority Education Revenue,
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/36	1,000,000	1,134,040
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/46	1,750,000	1,956,395
California Municipal Finance Authority Mobile Home Park Revenue,
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.00%, 8/15/30	1,000,000	1,130,990
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/39	1,200,000	1,350,504
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/49	3,500,000	3,890,460
Windsor Mobile Country Club, Refunding, Series A, 4.00%, 11/15/48	800,000	838,568
Windsor Mobile Country Club, Series A, Pre-Refunded, 5.625%, 11/15/33	1,000,000	1,185,340
Windsor Mobile Country Club, Series A, Pre-Refunded, 6.00%, 11/15/48	4,000,000	4,805,920

franklintempleton.com	Annual Report	23

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California PFAR,
Henry Mayo Newhall Hospital, Refunding, 5.00%, 10/15/37	$1,100,000	$1,236,884
Henry Mayo Newhall Hospital, Refunding, 5.00%, 10/15/47	5,000,000	5,543,900
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/27	1,125,000	1,191,589
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/32	825,000	872,091
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/37	1,325,000	1,378,490
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/47	4,915,000	5,039,497
California School Finance Authority Charter School Revenue,
Aspire Public Schools-Obligated Group, Refunding, 5.00%, 8/01/46	2,500,000	2,760,925
Aspire Public Schools-Obligated Group, Refunding, Series B, 5.00%, 8/01/35	1,000,000	1,117,560
Aspire Public Schools-Obligated Group, Refunding, Series B, 5.00%, 8/01/45	1,100,000	1,214,972
Classical Academies Project, Refunding, Series A, 5.00%, 10/01/37	1,485,000	1,653,666
Classical Academies Project, Refunding, Series A, 5.00%, 10/01/44	5,610,000	6,161,743
Ednovate-Obligated Group, 5.00%, 6/01/48	1,000,000	1,060,800
Ednovate-Obligated Group, 5.00%, 6/01/56	1,710,000	1,802,049
Larchmont Charter School Project, Series A, 5.00%, 6/01/55	2,050,000	2,174,640
Rocketship Education-Obligated Group, Series A, 5.00%, 6/01/34	750,000	796,740
Rocketship Education-Obligated Group, Series A, 5.125%, 6/01/47	845,000	893,503
Rocketship Education-Obligated Group, Series A, 5.25%, 6/01/52	980,000	1,037,526
Rocketship Public Schools-Obligated Group, Series G, 5.00%, 6/01/30	315,000	340,616
Rocketship Public Schools-Obligated Group, Series G, 5.00%, 6/01/37	360,000	383,152
Rocketship Public Schools-Obligated Group, Series G, 5.00%, 6/01/47	1,720,000	1,816,182
Summit Public Schools-Obligated Group, 5.00%, 6/01/47	1,500,000	1,700,370
California School Finance Authority Educational Facility Revenue,
River Springs Charter School, Series A, 5.00%, 7/01/30	2,000,000	2,239,240
River Springs Charter School, Series A, 5.00%, 7/01/37	2,000,000	2,196,100
River Springs Charter School, Series A, 5.00%, 7/01/47	1,975,000	2,149,886
River Springs Charter School, Series A, 5.00%, 7/01/52	1,340,000	1,448,942
California School Finance Authority School Facility Revenue,
Alliance for College-Ready Public Schools Projects, Series C, 5.00%, 7/01/46	10,000,000	11,149,900
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/35	2,525,000	2,840,171
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/38	1,000,000	1,165,180
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/45	3,500,000	3,874,150
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/48	1,750,000	2,012,028
Kipp LA Projects, Series A, 5.00%, 7/01/35	1,200,000	1,355,760
Kipp LA Projects, Series A, 5.00%, 7/01/45	1,675,000	1,863,538
Kipp LA Projects, Series A, 5.00%, 7/01/47	1,500,000	1,716,135
[a] Kipp Social Projects, Series A, 5.00%, 7/01/39	1,000,000	1,188,340
[a] Kipp Social Projects, Series A, 5.00%, 7/01/49	1,000,000	1,172,130
[a] Kipp Social Projects, Series A, 5.00%, 7/01/54	2,150,000	2,499,827
California State Community College Financing Authority College Housing Revenue,
NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.25%, 5/01/43	3,200,000	3,702,144
NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.25%, 5/01/48	4,500,000	5,183,145

24	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California State Educational Facilities Authority Revenue,
Art Center College of Design, Refunding, Series A, 5.00%, 12/01/44	$5,000,000	$5,900,250
Art Center College of Design, Refunding, Series A, 5.00%, 12/01/48	5,000,000	5,878,900
Chapman University, 5.00%, 4/01/40	5,000,000	5,720,900
Loma Linda University, Refunding, Series A, 5.00%, 4/01/42	8,500,000	9,871,135
Stanford University, Series V-1, 5.00%, 5/01/49	10,000,000	14,757,200
University of the Pacific, Refunding, 5.00%, 11/01/36	3,000,000	3,500,310
University of San Francisco, Pre-Refunded, 6.125%, 10/01/36	980,000	1,088,643
University of San Francisco, Refunding, 6.125%, 10/01/36	1,020,000	1,134,322
California State GO,
Various Purpose, 6.00%, 11/01/39	13,000,000	13,246,220
Various Purpose, FGIC Insured, 6.00%, 8/01/19	10,000	10,076
Various Purpose, Refunding, 5.00%, 3/01/45	3,900,000	4,502,628
California State Municipal Finance Authority Charter School Lease Revenue,
Santa Rosa Academy Project, 5.125%, 7/01/35	450,000	490,464
Santa Rosa Academy Project, 5.375%, 7/01/45	1,400,000	1,528,884
California State Municipal Finance Authority Charter School Revenue,
King/Chavez Academy of Excellence Project, Refunding and Improvement, Series A, 5.00%, 5/01/36	2,675,000	2,919,254
King/Chavez Academy of Excellence Project, Refunding and Improvement, Series A, 5.00%, 5/01/46	2,775,000	2,982,542
The Palmdale Aerospace Academy Project, Series A, 3.875%, 7/01/28	1,400,000	1,463,952
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/31	1,000,000	1,118,500
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/36	2,750,000	3,030,005
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/38	1,100,000	1,232,044
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/41	1,750,000	1,908,620
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/46	1,670,000	1,813,754
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/49	1,800,000	1,987,704
California State Municipal Finance Authority Revenue,
Biola University, Refunding, 5.00%, 10/01/36	1,100,000	1,299,903
Biola University, Refunding, 5.00%, 10/01/39	1,000,000	1,171,900
California Baptist University, Series A, 5.00%, 11/01/36	2,500,000	2,858,425
California Baptist University, Series A, 5.375%, 11/01/40	5,000,000	5,731,400
California Baptist University, Series A, 5.50%, 11/01/45	10,000,000	11,478,800
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/40	5,000,000	5,629,650
Community Medical Centers, Refunding, Series A, 4.00%, 2/01/42	10,000,000	10,542,300
The Creative Center of Los Altos Project Pinewood and Oakwood School, Refunding, Series B, 4.00%, 11/01/36	1,395,000	1,422,774
The Creative Center of Los Altos Project Pinewood and Oakwood School, Refunding, Series B, 4.50%, 11/01/46	1,600,000	1,654,960
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/37	2,625,000	3,030,195
Harbor Regional Center Project, Pre-Refunded, 8.50%, 11/01/39	5,000,000	5,144,350
Harbor Regional Center Project, Refunding, 5.00%, 11/01/32	3,020,000	3,522,377
Harbor Regional Center Project, Refunding, 5.00%, 11/01/39	6,525,000	7,441,958
Inland Regional Center Project, Refunding, 5.00%, 6/15/37	9,965,000	11,360,499
Kern Regional Center Project, Series A, 7.50%, 5/01/39	9,000,000	9,035,190
LINXS APM Project, senior lien, Series A, 4.00%, 12/31/47	20,000,000	21,161,000
NorthBay Healthcare Group, 5.00%, 11/01/35	1,100,000	1,211,276
NorthBay Healthcare Group, 5.00%, 11/01/44	1,050,000	1,143,503

franklintempleton.com	Annual Report	25

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California State Municipal Finance Authority Revenue, (continued)
NorthBay Healthcare Group, Series A, 5.25%, 11/01/47	$3,000,000	$3,343,500
South Central Los Angeles Regional Center Project, 5.50%, 12/01/33	3,115,000	3,537,830
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	7,000,000	7,962,360
[a] Town and Country Manor, Refunding, California Mortgage Insured, 5.00%, 7/01/39	1,000,000	1,227,930
[a] Town and Country Manor, Refunding, California Mortgage Insured, 5.00%, 7/01/49	2,650,000	3,206,659
University of La Verne, Refunding, Series A, 5.00%, 6/01/43	5,000,000	5,852,650
California State Municipal Finance Authority Student Housing Revenue,
Bowles Hall Foundation, Series A, 5.00%, 6/01/35	600,000	667,794
Bowles Hall Foundation, Series A, 5.00%, 6/01/50	3,250,000	3,553,680
CHF-Davis I LLC - West Village Student Housing Project, 5.00%, 5/15/48	5,000,000	5,847,750
CHF-Riverside I LLC - UCR Dundee-Glasgow Student Housing Project, 5.00%, 5/15/43	1,500,000	1,758,570
California State PCFA Solid Waste Disposal Revenue,
CalPlant I Project, Green Bonds, 7.00%, 7/01/22	3,500,000	3,620,785
CalPlant I Project, Green Bonds, 7.50%, 7/01/32	13,000,000	13,677,430
CalPlant I Project, Green Bonds, 8.00%, 7/01/39	6,500,000	7,155,980
California State Public Works Board Lease Revenue,
Department of Corrections and Rehabilitation, California State Prison Los Angeles, Various Buildings, Series C, 5.75%, 10/01/31	4,640,000	5,085,162
Various Capital Projects, Series A, 5.125%, 10/01/31	3,605,000	3,899,601
California State University Revenue, Systemwide, Refunding, Series A, 5.00%, 11/01/47	14,980,000	17,345,342
California Statewide CDA Hospital Revenue, Methodist Hospital of Southern California, Refunding, 5.00%, 1/01/48	5,000,000	5,769,200
California Statewide CDA College Housing Revenue,
NCCD-Hooper Street LLC-California College of the Arts Project, 5.25%, 7/01/39	2,550,000	2,935,432
NCCD-Hooper Street LLC-California College of the Arts Project, 5.25%, 7/01/49	3,375,000	3,829,781
NCCD-Hooper Street LLC-California College of the Arts Project, 5.25%, 7/01/52	1,450,000	1,632,352
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 5.00%, 5/15/32	750,000	842,273
Aldersly, Refunding, Series A, 5.00%, 5/15/40	1,010,000	1,125,595
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,076,350
Bentley School, Refunding, Series A, 7.00%, 7/01/40	8,675,000	9,154,120
California Baptist University, Refunding, Series A, 5.00%, 11/01/32	1,135,000	1,331,094
California Baptist University, Refunding, Series A, 5.00%, 11/01/41	1,875,000	2,147,306
California Baptist University, Series A, 5.125%, 11/01/23	715,000	763,470
California Baptist University, Series A, 6.125%, 11/01/33	1,565,000	1,818,107
California Baptist University, Series A, 6.375%, 11/01/43	4,035,000	4,674,547
California Baptist University, Series A, Pre-Refunded, 7.25%, 11/01/31	1,250,000	1,425,125
California Baptist University, Series A, Pre-Refunded, 7.50%, 11/01/41	2,750,000	3,151,500
Catholic Healthcare West, Series C, 5.625%, 7/01/35	5,000,000	5,013,900
Covenant Retirement Communities Inc., Series C, 5.625%, 12/01/36	8,000,000	9,169,600
Enloe Medical Center, Refunding, California Mortgage Insured, 5.00%, 8/15/38	6,000,000	6,985,680
Eskaton Properties Inc. Obligated Group, Refunding, 5.25%, 11/15/34	4,350,000	4,711,398
Huntington Memorial Hospital, 5.00%, 7/01/43	1,000,000	1,181,210
Huntington Memorial Hospital, 4.00%, 7/01/48	6,000,000	6,334,560
Huntington Memorial Hospital, Refunding, Series B, 5.00%, 7/01/44	4,450,000	4,976,969

26	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue, (continued)
Insured Senior Living Health Facility, Los Angeles Jewish Home for the Aging, Fountainview at Gonda, Series A, California Mortgage Insured, 5.00%, 8/01/44	$2,450,000	$2,736,405
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/34	375,000	433,376
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/46	10,735,000	11,732,926
Lancer Educational Student Housing Project, Series A, 5.00%, 6/01/39	475,000	540,655
Lancer Educational Student Housing Project, Series A, 5.00%, 6/01/51	1,450,000	1,629,452
Loma Linda University Medical Center, Refunding, Series A, 5.25%, 12/01/44	8,550,000	9,428,940
Loma Linda University Medical Center, Series A, 5.00%, 12/01/36	9,255,000	10,334,503
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41	1,245,000	1,380,083
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56	6,500,000	7,249,385
Loma Linda University Medical Center, Series A, 5.50%, 12/01/58	27,660,000	32,024,471
Marin General Hospital, Green Bonds, Series A, 4.00%, 8/01/45	1,500,000	1,551,015
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.75%, 2/01/38	8,980,000	9,056,779
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/35	2,000,000	2,255,380
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/45	3,810,000	4,246,474
Statewide Community Infrastructure Program, Pacific Highlands Ranch, 5.00%, 9/02/39	700,000	831,495
Statewide Community Infrastructure Program, Pacific Highlands Ranch, 5.00%, 9/02/49	1,000,000	1,172,340
Statewide Community Infrastructure Program, Refunding, Series R1, 5.00%, 9/02/40	2,350,000	2,502,633
Statewide Community Infrastructure Program, Series A, 4.00%, 9/02/27	2,205,000	2,267,335
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/36	1,035,000	1,130,075
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/37	1,975,000	2,150,044
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/38	2,150,000	2,458,332
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/39	1,700,000	1,958,978
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/44	1,000,000	1,141,100
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/45	2,255,000	2,439,685
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/46	2,460,000	2,654,463
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/47	3,750,000	4,229,287
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/48	1,000,000	1,137,380
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/37	3,480,000	3,893,146
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/38	3,000,000	3,430,470
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/43	5,095,000	5,767,846
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/47	2,710,000	2,982,490
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/48	5,000,000	5,636,000
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/37	5,135,000	5,744,627
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/38	6,000,000	6,860,940
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/47	1,785,000	1,984,670
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/48	6,605,000	7,445,156
California Statewide CDA Special Tax Revenue,
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%, 9/01/36	1,000,000	1,125,140
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%, 9/01/45	1,500,000	1,669,995
CFD No. 2015-01, Improvement Area No. 2, University District, 5.00%, 9/01/27	900,000	1,015,002
CFD No. 2015-01, Improvement Area No. 2, University District, 5.00%, 9/01/37	1,225,000	1,421,196
CFD No. 2015-01, Improvement Area No. 2, University District, 5.00%, 9/01/47	2,000,000	2,288,060
CFD No. 2016-02, Delta Coves, Series A, 5.00%, 9/01/46	11,125,000	11,443,954
CFD No. 2018-03, Uptown Newport, 5.00%, 9/01/39	1,750,000	1,964,463
CFD No. 2018-03, Uptown Newport, 5.00%, 9/01/48	2,000,000	2,216,700

franklintempleton.com	Annual Report	27

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Student Housing Revenue,
University of California, Irvine East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/40	$1,500,000	$1,719,105
University of California, Irvine East Campus Apartments, Phase IV-A, CHF-Irvine LLC, Series A, 5.00%, 5/15/42	710,000	825,467
Capistrano USD, CFD No. 2005-1 Special Tax, 5.50%, 9/01/43	4,955,000	5,438,459
Carson RDA, Tax Allocation Housing, Series A, 5.25%, 10/01/36	1,965,000	2,057,768
Casitas Municipal Water District Special Tax,
CFD No. 2013-1, Ojai, Series B, BAM Insured, 5.00%, 9/01/42	8,000,000	9,458,560
CFD No. 2013-1, Ojai, Series B, BAM Insured, 5.25%, 9/01/47	5,000,000	6,068,100
Centinela Valley UHSD,
GO, Los Angeles County, Capital Appreciation, Election of 2010, Refunding, Series B, AGMC Insured, zero cpn., 8/01/45	42,000,000	10,240,440
GO, Los Angeles County, Election of 2008, Series C, 5.00%, 8/01/35	4,195,000	4,857,600
Ceres USD,
GO, Stanislaus County, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, zero cpn., 8/01/39	6,450,000	1,626,110
GO, Stanislaus County, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, zero cpn., 8/01/40	6,730,000	1,578,522
Chino CFD No. 2003-3 Special Tax, Improvement Area No. 6, 5.00%, 9/01/45	1,665,000	1,855,476
Chino CFD No. 2016-2 Special Tax, 5.00%, 9/01/42	1,535,000	1,726,077
Chula Vista CFD Special Tax No. 16-I,
Improvement Area No. 1, 5.00%, 9/01/43	1,000,000	1,137,750
Improvement Area No. 1, 5.00%, 9/01/48	1,185,000	1,345,082
City of Fullerton Special Assessment,
CFD No. 2, Amerige Heights, 5.00%, 9/01/34	1,075,000	1,157,324
CFD No. 2, Amerige Heights, 5.00%, 9/01/44	2,450,000	2,610,475
Clovis USD,
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/27	6,295,000	5,327,333
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/28	3,000,000	2,461,830
GO, Capital Appreciation, Election of 2004, Series A, Pre-Refunded, zero cpn., 8/01/27	1,205,000	1,043,638
Coachella Valley USD,
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series D, AGMC Insured, zero cpn., 8/01/42	8,500,000	4,007,240
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series D, AGMC Insured, zero cpn., 8/01/43	3,000,000	1,359,780
Compton Community College District GO,
Election of 2002, Series B, Pre-Refunded, 6.625%, 8/01/27	3,085,000	3,111,007
Election of 2002, Series B, Pre-Refunded, 6.75%, 8/01/34	4,000,000	4,034,520
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	2,255,000	2,337,059
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	3,460,000	3,592,034
Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%, 9/01/32	1,825,000	1,832,337
Corona CFD No. 2003-2 Special Tax, Highlands Collection, 5.20%, 9/01/34	755,000	755,521
Corona CFD No. 2018-1 Special Tax,
Improvement Area No. 1, Bedford, Series A, 5.00%, 9/01/38	1,200,000	1,350,912
Improvement Area No. 1, Bedford, Series A, 5.00%, 9/01/48	1,000,000	1,118,310
Corona-Norco USD, Special Tax, CFD No. 2005-1, Refunding, 5.00%, 9/01/36	500,000	573,395

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Cotati South Sonoma Business Park AD Special Assessment, Limited Obligation Improvement, 6.50%, 9/02/33	$4,225,000	$4,155,625
Cotati-Rohnert Park USD, GO, Election of 2014, Series C, BAM Insured, 5.00%, 8/01/45	4,000,000	4,611,600
CSD San Bernardino County GO,
Election of 2008, Series C, 5.00%, 8/01/44	3,615,000	4,203,667
Election of 2014, Series A, 5.00%, 8/01/44	7,375,000	8,575,945
Cudahy Community Development Commission Tax Allocation, City-Wide Redevelopment Project, Redevelopment Projects, Series B, Pre-Refunded, 7.75%, 10/01/27	3,795,000	4,356,546
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile Home Park Acquisition Project, sub. bond, Refunding, Series B, 5.85%, 12/15/47	4,660,000	4,660,979
Dana Point CFD Special Tax No. 2006-1,
5.00%, 9/01/38	1,000,000	1,067,130
5.00%, 9/01/45	2,500,000	2,675,000
Del Mar Race Track Authority Revenue, Refunding, 5.00%, 10/01/35	2,000,000	2,207,740
Del Paso Manor Water District Revenue COP, Phase I Improvement Project, 5.50%, 7/01/41	3,050,000	3,186,274
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM, zero cpn., 12/01/28	26,260,000	16,626,256
Dublin CFD No. 1 Special Tax,
Improvement Area No. 1, Dublin Crossing, 5.00%, 9/01/37	1,550,000	1,788,251
Improvement Area No. 1, Dublin Crossing, 5.00%, 9/01/47	4,500,000	5,106,600
El Dorado County Special Tax,
CFD No. 2014-1, Carson Creek, 4.00%, 9/01/43	1,250,000	1,310,800
CFD No. 2014-1, Carson Creek, 5.00%, 9/01/48	2,850,000	3,178,320
El Rancho USD, GO, Los Angeles County, Capital Appreciation, Election of 2003, NATL Insured, zero cpn., 8/01/29	2,400,000	1,885,080
Fillmore Special Tax,
CFD No. 5 Improvement Area A, Heritage Valley Parks, Series A, 5.00%, 9/01/40	1,500,000	1,647,030
CFD No. 5 Improvement Area A, Heritage Valley Parks, Series A, 5.00%, 9/01/45	2,630,000	2,882,375
Folsom Ranch Financing Authority Special Tax Revenue,
CFD No. 19, Mongini Ranch, 5.00%, 9/01/47	3,000,000	3,431,880
CFD No. 20, Russell Ranch, 5.00%, 9/01/28	600,000	706,080
CFD No. 20, Russell Ranch, 5.00%, 9/01/33	530,000	614,021
CFD No. 20, Russell Ranch, 5.00%, 9/01/38	850,000	972,460
CFD No. 20, Russell Ranch, 5.00%, 9/01/48	1,675,000	1,898,830
Fontana Special Tax,
CFD No. 80, Bella Strada, 5.00%, 9/01/46	1,000,000	1,145,230
CFD No. 81, Gabriella, 4.00%, 9/01/43	1,000,000	1,055,330
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	75,000,000	32,482,500
Capital Appreciation, senior lien, Refunding, Series A, zero cpn., 1/15/33	19,000,000	12,216,810
junior lien, Refunding, Series C, 6.50%, 1/15/43	40,000,000	47,375,600
Refunding, Sub Series B-1, 3.95%, 1/15/53	25,000,000	26,210,250
Fremont CFD No. 1 Special Tax,
Pacific Commons, Refunding, 5.00%, 9/01/40	4,655,000	5,210,341
Pacific Commons, Refunding, 5.00%, 9/01/45	3,255,000	3,630,399
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue, Asset-Backed, Series A, 5.00%, 6/01/45	37,630,000	43,289,552

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
Asset-Backed, Capital Appreciation, Second Subordinate, Refunding, Series C, zero cpn., 6/01/47	$50,000,000	$8,385,000
Asset-Backed, Refunding, Series A-1, 5.25%, 6/01/47	63,500,000	63,935,610
Asset-Backed, Refunding, Series A-2, 5.00%, 6/01/47	12,750,000	12,686,377
Asset-Backed, Senior, Refunding, Series A-2, 5.30%, 6/01/37	5,000,000	5,110,100
Goleta RDA Tax Allocation, Goleta Old Town Redevelopment Project, 8.00%, 6/01/44	5,000,000	5,021,650
Hanford Joint UHSD,
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/32	3,635,000	2,530,287
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/33	3,705,000	2,477,015
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/35	4,120,000	2,537,961
Hartnell Community College District GO,
Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, Pre-Refunded, zero cpn., 8/01/44	30,000,000	4,671,000
Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, zero cpn., 8/01/49	10,000,000	3,670,500
Imperial Community College District GO, Imperial County, Capital Appreciation, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 6.75%, 8/01/40	3,500,000	4,613,175
Imperial County Special Tax, CFD No. 98-1, 6.50%, 9/01/31	5,605,000	5,619,853
Independent Cities Finance Authority Mobile Home Park Revenue,
Lamplighter Salinas Mobilehome Park, Series A, 6.25%, 7/15/45	2,465,000	2,575,580
Lamplighter Salinas Mobilehome Park, Series A, 6.25%, 7/15/50	2,000,000	2,081,580
Pillar Ridge, Series A, 5.25%, 5/15/44	2,015,000	2,197,761
Pillar Ridge, Series A, 5.25%, 5/15/49	4,800,000	5,223,936
San Juan Mobile Estates, Refunding, 5.00%, 8/15/45	5,000,000	5,555,200
San Juan Mobile Estates, Refunding, 5.00%, 8/15/50	4,900,000	5,403,181
Union City Tropics, Refunding, 5.00%, 5/15/48	3,000,000	3,509,850
Indio CFD Special Tax, No. 2004-3, Terra Lago, Improvement Area No. 1, Refunding, 5.00%, 9/01/35	1,240,000	1,376,685
Inland Valley Development Agency Successor Agency Tax Allocation,
Refunding, Series A, 5.25%, 9/01/37	7,500,000	8,570,775
Refunding, Series A, 5.00%, 9/01/44	9,000,000	10,093,140
Irvine Special Tax Revenue,
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/39	1,000,000	1,102,930
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/44	1,500,000	1,646,685
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/49	2,750,000	3,007,455
CFD No. 2013-3, Great Park, Improvement Area No. 8, 5.00%, 9/01/43	2,500,000	2,849,550
CFD No. 2013-3, Great Park, Improvement Area No. 8, 5.00%, 9/01/48	3,250,000	3,693,137
CFD No. 2013-3, Great Park, Improvement Area No. 8, AGMC Insured, 5.00%, 9/01/51	1,250,000	1,445,800
Irvine USD Special Tax,
CFD No. 06-1, Portola Springs, 6.70%, 9/01/35	2,565,000	2,687,222
CFD No. 09-1, Refunding, Series A, 5.00%, 9/01/45	2,000,000	2,288,500
CFD No. 09-1, Refunding, Series A, 5.00%, 9/01/49	2,000,000	2,278,540
CFD No. 09-1, Series A, 5.00%, 9/01/42	700,000	804,195
CFD No. 09-1, Series B, 5.00%, 9/01/42	1,000,000	1,148,850
CFD No. 09-1, Series B, 5.00%, 9/01/51	2,500,000	2,831,350
CFD No. 09-1, Series C, 5.00%, 9/01/47	1,000,000	1,143,460
CFD No. 09-1, Series C, 4.00%, 9/01/53	1,260,000	1,313,537
CFD No. 09-1, Series D, 5.00%, 9/01/49	1,000,000	1,141,620

30	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/42	$2,220,000	$2,512,640
Refunding, Series A, 5.00%, 9/01/43	4,000,000	4,531,640
sub. lien, Series B, 5.00%, 9/01/40	4,000,000	4,447,280
Kaweah Delta Health Care District Revenue, Series B, 5.00%, 6/01/40	3,250,000	3,582,930
La Verne COP, Brethren Hillcrest Homes, 5.00%, 5/15/36	1,430,000	1,499,984
La Verne Mobile Home Park Revenue, Copacabana Mobilehome Park, Refunding, 5.00%, 6/15/49	1,765,000	1,949,513
Lake Elsinore PFA Local Agency Revenue,
AD No. 93-1, Refunding, Series B, 5.125%, 9/02/30	4,980,000	5,445,182
Canyon Hills Improvement Area Development, Series A, 5.75%, 9/01/44	3,240,000	3,549,776
CFD No. 98-1, Series C, 5.25%, 9/01/33	8,000,000	8,671,680
Lake Tahoe USD, GO, Election of 2008, Convertible Capital Appreciation, zero cpn. to 8/01/25, 5.30% thereafter, 8/01/40	1,140,000	1,057,829
Lammersville Joint USD Special Tax,
CFD No. 2014-1, Improvement Area No. 1, Mountain House School Facilities, 5.00%, 9/01/43	775,000	881,904
CFD No. 2014-1, Improvement Area No. 1, Mountain House School Facilities, 5.00%, 9/01/47	4,000,000	4,575,840
CFD No. 2014-1, Improvement Area No. 1, Mountain House School Facilities, 5.00%, 9/01/48	2,500,000	2,840,225
Lancaster RDA Successor Agency Tax Allocation, Combined Redevelopment Project Areas, Housing Programs, Refunding, AGMC Insured, 4.00%, 8/01/39	3,500,000	3,799,810
Lancaster RDA Tax Allocation,
Combined Redevelopment Project Areas, Housing Programs, Pre-Refunded, 6.875%, 8/01/34	2,000,000	2,017,480
Combined Redevelopment Project Areas, Housing Programs, Pre-Refunded, 6.875%, 8/01/39	2,000,000	2,017,480
Las Virgenes USD, GO, Election of 2006, Convertible Capital Appreciation, Series C, zero cpn. to 8/01/26, 6.75% thereafter, 8/01/33	8,050,000	8,382,465
Lathrop Financing Authority Revenue,
Mossdale Village, Refunding, Series A, 6.00%, 9/02/28	1,010,000	1,101,233
Mossdale Village, Refunding, Series A, 6.00%, 9/02/29	1,070,000	1,161,838
Mossdale Village, Refunding, Series A, 6.00%, 9/02/30	1,075,000	1,165,515
Mossdale Village, Refunding, Series A, 5.50%, 9/02/35	3,670,000	3,859,299
Lee Lake PFAR,
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/32	1,155,000	1,249,352
Special Tax, junior lien, Refunding, Series B, 5.375%, 9/01/35	805,000	870,736
Lemon Grove CDA Successor Agency Tax Allocation, Lemon Grove Redevelopment Project Area, Refunding, AGMC Insured, 4.00%, 8/01/34	1,000,000	1,126,590
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn. to 8/01/28, 6.10% thereafter, 8/01/45	6,500,000	6,191,380
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/29	4,630,000	5,761,850
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/34	1,300,000	1,460,212
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/40	3,500,000	3,865,925
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/45	2,500,000	2,754,700
Los Alamitos USD,
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/34	1,500,000	1,537,335
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/42	4,500,000	4,493,070
Los Angeles County Schools Regionalized Business Services Corp. COP, Pooled Financing Program, Antelope Valley Community College District, Series C, Pre-Refunded, 5.00%, 6/01/30	2,200,000	2,281,048

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Mendocino-Lake Community College District GO,
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/21, 6.55% thereafter, 8/01/36	$5,150,000	$6,424,470
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/26, 6.85% thereafter, 8/01/40	7,500,000	8,079,825
Menifee USD Special Tax,
CFD No. 2011-1, Improvement Area No. 3, 5.00%, 9/01/43	1,000,000	1,134,660
CFD No. 2011-1, Improvement Area No. 3, 5.00%, 9/01/48	1,500,000	1,697,955
[a] CFD No. 2011-1, Improvement Area No. 4, 5.00%, 9/01/44	1,245,000	1,428,513
[a] CFD No. 2011-1, Improvement Area No. 4, 5.00%, 9/01/48	1,600,000	1,831,344
Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, Pre-Refunded, 6.50%, 9/01/39	6,250,000	6,327,812
Merced UHSD, GO, Capital Appreciation, Election of 2008, Series C, Pre-Refunded, zero cpn., 8/01/41	10,000,000	2,416,800
Moreland School District GO, Election of 2010, Series B, 5.00%, 8/01/41	4,045,000	4,689,813
Moreno Valley USD,
CFD No. 2015-2 Special Tax, 5.00%, 9/01/44	870,000	972,469
CFD No. 2015-3 Special Tax, 4.125%, 9/01/48	1,160,000	1,202,027
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	32,300,000	48,533,334
Murrieta CFD No. 2005-5 Special Tax, Golden City, Improvement Area B, 5.00%, 9/01/48	3,740,000	4,212,287
North Natomas CFD Special Tax, No. 4, Refunding, Series E, 5.25%, 9/01/33	3,000,000	3,373,890
Oak Park USD, GO, Capital Appreciation, Series A, zero cpn. to 8/01/21, 7.10% thereafter, 8/01/38	6,600,000	8,429,784
Oakdale PFAR, Refunding, 5.00%, 9/01/35	1,270,000	1,407,439
Oakland USD Alameda County GO, Election of 2012, Pre-Refunded, 6.625%, 8/01/38	5,000,000	5,572,700
Oakley PFAR,
Contra Costa County, Refunding, 5.30%, 9/02/34	995,000	1,108,928
Contra Costa County, Refunding, BAM Insured, 5.00%, 9/02/36	1,500,000	1,724,730
Ontario CFD No. 28 Special Tax,
New Haven Facilities, Area A, 5.00%, 9/01/42	1,000,000	1,112,100
New Haven Facilities, Area A, 5.00%, 9/01/47	500,000	556,825
Ontario CFD No. 31 Special Tax, Amberly Lane, Carriage House, 5.00%, 9/01/47	1,100,000	1,255,221
Orange County CFD No. 2015-1 Special Tax,
Village of Esencia, Series A, 5.00%, 8/15/34	1,530,000	1,728,150
Village of Esencia, Series A, 5.25%, 8/15/45	5,000,000	5,631,700
Orange County CFD No. 2017-1 Special Tax,
Village of Esencia, Improvement Area No. 1, Series A, 5.00%, 8/15/42	6,230,000	7,235,584
Village of Esencia, Improvement Area No. 1, Series A, 5.00%, 8/15/47	10,000,000	11,570,600
Orchard School District GO, Election of 2001, Series B, AGMC Insured, Pre-Refunded, 6.00%, 8/01/36	3,000,000	3,163,320
Oro Grande Elementary School District COP,
5.875%, 9/15/37	14,000,000	14,661,360
6.125%, 9/15/40	1,500,000	1,581,150
Oroville Revenue,
Oroville Hospital, 5.25%, 4/01/49	4,000,000	4,611,080
Oroville Hospital, 5.25%, 4/01/54	3,500,000	4,015,445
Palomar Health COP,
Palomar Health and Arch Health Partners Inc., 4.00%, 11/01/38	5,000,000	5,194,600
Palomar Health and Arch Health Partners Inc., 4.00%, 11/01/47	6,000,000	6,206,700

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STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Palomar Health Revenue,
Refunding, 5.00%, 11/01/36	$6,250,000	$7,072,187
Refunding, 5.00%, 11/01/42	5,000,000	5,590,050
Palomar Pomerado Health COP,
Pre-Refunded, 6.00%, 11/01/30	10,000,000	10,646,400
Pre-Refunded, 6.75%, 11/01/39	15,550,000	15,889,767
Paramount USD, GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/51	25,000,000	3,118,500
Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn., 9/01/45	15,000,000	5,929,350
Perris CFD No. 2001-2 Special Tax, Villages of Avalon, Refunding, Series A, 5.25%, 9/01/32	4,500,000	4,951,080
Perris Joint Powers Authority Local Agency Revenue,
CFD No. 2001-1, Improvement Area Nos. 6 and 7, Refunding, Series E, 4.25%, 9/01/38	4,195,000	4,407,896
CFD No. 2014-1, Improvement Area No. 2, Avelina, Series A, 4.00%, 9/01/48	2,530,000	2,608,759
May Farms, Improvement Area Nos. 1, 2 and 3, Refunding, Series A, 5.375%, 9/01/33	1,980,000	2,193,860
Willowbrook, Refunding, Series B, 5.25%, 9/01/33	3,830,000	4,102,428
Perris PFAR Tax Allocation, Housing Loan, Series A, 6.125%, 10/01/40	3,135,000	3,316,203
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	5,295,000	5,345,408
Pittsburg USD,
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., 8/01/47	9,000,000	1,960,110
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., 8/01/52	15,000,000	2,344,950
Porterville PFA Sewer Revenue, Series A, Pre-Refunded, 5.625%, 10/01/36	5,000,000	5,509,350
Poway RDA Successor Agency Tax Allocation, Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/30	3,500,000	4,580,345
Poway USD Special Tax, CFD No. 15, Del Sur East, Improvement Area C, 5.00%, 9/01/46	2,000,000	2,247,460
Rancho Cordova CFD No. 2005-1 Special Tax,
Sunridge North Douglas, 5.00%, 9/01/40	1,200,000	1,338,156
Sunridge North Douglas, 5.00%, 9/01/45	1,250,000	1,389,150
Redondo Beach USD, GO, Election of 2008, Capital Appreciation, Series E, zero cpn. to 8/01/22, 6.20% thereafter, 8/01/31	2,750,000	3,245,385
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C, AGMC Insured, zero cpn., 8/01/49	22,000,000	6,920,320
Rio Elementary School District CFD No. 1 Special Tax, 5.50%, 9/01/39	6,915,000	7,712,230
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn. to 8/01/24, 6.85% thereafter, 8/01/42	13,000,000	15,230,150
Rio Vista CFD No. 2018-1 Special Tax,
Liberty Community, Refunding, 5.00%, 9/01/33	1,625,000	1,871,984
Liberty Community, Refunding, 5.00%, 9/01/38	1,000,000	1,141,390
Liberty Community, Refunding, 5.00%, 9/01/48	1,190,000	1,350,769
Riverbank USD,
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/38	6,690,000	3,536,200
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/43	8,750,000	3,695,212
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 7.00%, 12/01/31	1,425,000	1,607,571
Desert Communities Redevelopment Project Area, second lien, Series D, 7.25%, 12/01/37	2,505,000	2,847,308
Housing, Series A, Pre-Refunded, 6.00%, 10/01/39	3,000,000	3,186,630
Housing, Series A, Pre-Refunded, 7.125%, 10/01/42	1,750,000	1,981,805
Jurupa Valley Redevelopment Project Area, Series B, 6.75%, 10/01/30	1,200,000	1,338,036

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STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Riverside County Redevelopment Successor Agency Tax Allocation, Housing, Refunding, Series A, AGMC Insured, 4.00%, 10/01/37	$6,000,000	$6,379,620
Riverside County Special Tax, CFD No. 03-1, Newport Road, Refunding, 5.00%, 9/01/30	1,500,000	1,677,630
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/43	7,500,000	3,104,100
senior lien, Series A, 5.75%, 6/01/44	5,000,000	5,539,500
Riverside PFA Local Measure Sales Tax Revenue, Payment Rehabilitation Project, AGMC Insured, 5.00%, 6/01/33	4,280,000	4,815,984
Riverside USD Special Tax,
CFD No. 32, 4.00%, 9/01/43	1,600,000	1,675,520
CFD No. 32, 4.00%, 9/01/48	1,850,000	1,940,317
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, BAM Insured, 5.00%, 9/01/41	3,000,000	3,477,150
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, Pre-Refunded, 6.75%, 9/01/29	2,630,000	2,664,322
Rocklin Special Tax, CFD No.10, Whitney Ranch, 5.00%, 9/01/40	2,000,000	2,236,920
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area No. 3, Refunding, 5.00%, 9/01/36	1,500,000	1,631,130
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/35	4,690,000	5,294,119
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/38	3,000,000	3,367,140
CFD No. 2006-1, Brendle Mills, Refunding, 5.00%, 9/01/44	1,120,000	1,283,464
CFD No. 91-1, Refunding, 5.00%, 9/01/41	1,265,000	1,452,435
Roseville Special Tax,
Fiddyment Ranch CFD No. 5, Public Facilities, Refunding, 5.00%, 9/01/32	1,265,000	1,437,584
Fiddyment Ranch CFD No. 5, Public Facilities, Refunding, 5.00%, 9/01/47	6,500,000	7,218,055
HP Campus Oaks CFD No. 1, Public Facilities, 5.00%, 9/01/36	2,300,000	2,559,854
HP Campus Oaks CFD No. 1, Public Facilities, 5.50%, 9/01/46	7,550,000	8,544,184
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/29	500,000	562,395
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/34	1,100,000	1,220,571
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/39	1,885,000	2,074,197
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/44	1,650,000	1,810,562
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/44	1,475,000	1,702,076
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/49	2,325,000	2,672,750
Westpark CFD No. 1, Public Facilities, Refunding, 5.00%, 9/01/32	1,120,000	1,269,206
Westpark CFD No. 1, Public Facilities, Refunding, 5.00%, 9/01/33	1,000,000	1,130,650
Westpark CFD No. 1, Public Facilities, Refunding, 5.00%, 9/01/37	1,250,000	1,402,625
Rowland USD,
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/34	5,000,000	3,057,800
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/39	15,000,000	7,525,350
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/42	10,750,000	5,149,465
Sacramento Area Flood Control Agency Special Assessment, Natomas Basin Local Assessment, Refunding, BAM Insured, 5.00%, 10/01/44	2,000,000	2,268,840
Sacramento Special Tax,
Natomas Central CFD No. 2, 5.00%, 9/01/46	1,815,000	2,051,204
Natomas Meadows, CFD No. 2007-01, Improvement Area No. 2, 5.00%, 9/01/44	500,000	569,280
Natomas Meadows, CFD No. 2007-01, Improvement Area No. 2, 5.00%, 9/01/49	1,000,000	1,133,630
Natomas Meadows CFD No. 1, Improvement Area No. 1, 5.00%, 9/01/32	300,000	336,462
Natomas Meadows CFD No. 1, Improvement Area No. 1, 5.00%, 9/01/37	710,000	791,877

34	Annual Report	franklintempleton.com

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STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Sacramento Special Tax, (continued)
Natomas Meadows CFD No. 1, Improvement Area No. 1, 5.00%, 9/01/47	$1,900,000	$2,102,407
San Bernardino Community College District GO,
Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/44	12,495,000	5,144,566
Election of 2008, Series D, 5.00%, 8/01/45	2,755,000	3,193,376
Election of 2008, Series D, 5.00%, 8/01/48	3,760,000	4,347,763
San Bernardino County Special Tax,
CFD No. 2006-1, Improvement Area No. 1, Lytle Creek North, 5.00%, 9/01/40	1,000,000	1,116,910
CFD No. 2006-1, Improvement Area No. 2, Lytle Creek North, Refunding, 5.00%, 9/01/45	1,000,000	1,112,420
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31	10,000,000	11,273,500
Community Memorial Health System, 7.50%, 12/01/41	5,000,000	5,564,000
San Clemente Special Tax,
CFD No. 2006-1, 5.00%, 9/01/40	1,780,000	1,987,637
CFD No. 2006-1, 5.00%, 9/01/46	2,475,000	2,748,983
San Diego RDA Tax Allocation Revenue,
City Heights Redevelopment Project, Series A, Pre-Refunded, 5.625%, 9/01/40	2,315,000	2,439,362
Naval Training Center Redevelopment Project, Series A, Pre-Refunded, 5.75%, 9/01/40	3,000,000	3,165,750
San Diego Tobacco Settlement Revenue, Funding Corp., Subordinate, Refunding, Series C, 4.00%, 6/01/32	975,000	1,025,398
San Diego USD,
GO, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	10,000,000	12,097,100
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 7/01/30, 6.625% thereafter, 7/01/47	26,025,000	24,415,093
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	6,940,000	5,354,002
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	13,500,000	10,657,035
San Francisco City and County Airport Commission International Airport Revenue,
Refunding, Second Series, Series A, 5.00%, 5/01/49	10,000,000	11,999,100
Refunding, Second Series, Series D, 5.00%, 5/01/48	10,000,000	11,835,000
San Francisco City and County RDA Successor Agency CFD No. 6 Special Tax, Mission Bay South Public Improvements, Capital Appreciation, Refunding, Series C, zero cpn., 8/01/43	10,000,000	2,714,200
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay South Redevelopment Project, Capital Appreciation, Subordinate, Series D, zero cpn., 8/01/23	2,000,000	1,703,920
Mission Bay South Redevelopment Project, Capital Appreciation, Subordinate, Series D, zero cpn., 8/01/26	3,000,000	2,201,190
Mission Bay South Redevelopment Project, Capital Appreciation, Subordinate, Series D, zero cpn., 8/01/31	6,000,000	3,413,640
Mission Bay South Redevelopment Project, Capital Appreciation, Subordinate, Series D, zero cpn., 8/01/43	16,500,000	5,099,160
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/43	2,500,000	2,822,275
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 6.75%, 8/01/41	1,000,000	1,090,490
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/33	1,000,000	1,093,880
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.625%, 8/01/39	2,265,000	2,284,094
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/41	1,500,000	1,640,820

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue, (continued)
San Francisco Redevelopment Projects, Series B, Pre-Refunded, 6.625%, 8/01/41	$2,500,000	$2,721,100
[a] San Jacinto USD Financing Authority Special Tax Revenue,
5.00%, 9/01/44	1,200,000	1,383,324
5.00%, 9/01/49	2,650,000	3,045,486
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/28	19,150,000	16,548,472
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	16,272,920
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	33,328,305
junior lien, Refunding, Series B, 5.25%, 1/15/44	35,000,000	39,238,500
junior lien, Refunding, Series B, 5.25%, 1/15/49	75,000,000	83,890,500
San Jose Airport Revenue,
Refunding, Series A, 5.00%, 3/01/36	2,250,000	2,649,623
Refunding, Series A, 5.00%, 3/01/37	2,500,000	2,935,125
Refunding, Series A, BAM Insured, 4.00%, 3/01/42	5,000,000	5,347,500
Refunding, Series B, 5.00%, 3/01/42	2,550,000	3,006,450
San Mateo Special Tax,
CFD No. 2008-1, Bay Meadows, 5.875%, 9/01/32	1,500,000	1,661,070
CFD No. 2008-1, Bay Meadows, 5.375%, 9/01/38	2,500,000	2,699,675
CFD No. 2008-1, Bay Meadows, 6.00%, 9/01/42	5,000,000	5,539,800
CFD No. 2008-1, Bay Meadows, 5.50%, 9/01/44	3,300,000	3,568,785
[a] San Rafael Elementary School District GO,
Marin County, Election of 2015, Series C, 5.00%, 8/01/43	2,565,000	3,051,375
Marin County, Election of 2015, Series C, 4.00%, 8/01/47	2,720,000	2,954,654
Santa Barbara Elementary School District GO, Capital Appreciation, Election of 2010, Series A, zero cpn. to 8/01/23, 7.00% thereafter, 8/01/36	8,000,000	9,902,240
Santa Cruz County RDA Tax Allocation, Live Oak/Soquel Community Improvement Project Area, Series A, Pre-Refunded, 6.625%, 9/01/29	2,650,000	2,683,788
Santa Margarita Water District Special Tax,
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/36	3,000,000	3,298,140
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/43	10,000,000	10,982,300
Santa Paula Utility Authority Wastewater Enterprise Revenue, Series A, 5.00%, 2/01/40	5,105,000	5,878,407
Santee Community Development Commission Tax Allocation,
Santee Community Redevelopment Project, Series A, Pre-Refunded, 7.00%, 8/01/31	1,800,000	1,968,984
Santee Community Redevelopment Project, Series A, Pre-Refunded, 7.00%, 8/01/41	2,820,000	3,084,742
Saugus Castaic School Facilities Financing Authority Special Tax,
CFD No. 2006-1C, 5.875%, 9/01/33	1,370,000	1,541,401
CFD No. 2006-1C, 6.00%, 9/01/43	3,450,000	3,850,407
Saugus USD Special Tax, Senior CFD No. 2006-1, 4.25%, 9/01/44	2,500,000	2,610,900
Saugus/Hart School Facilities Financing Authority Special Tax,
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/41	1,250,000	1,406,388
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/46	1,250,000	1,401,513
Sierra Joint Community College District GO, Placer EL Dorado and Sacramento Counties, Election of 2018, School Facilities ID No. 4, Series A, 4.00%, 8/01/53	3,500,000	3,792,635
Simi Valley AD No. 98-1 Special Assessment, Madera/Royal Public Improvements, Limited Obligation Improvements, 7.30%, 9/02/24	1,175,000	1,182,074
Siskiyou UHSD, GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/49	15,015,000	4,562,007

36	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Sonoma CDA Tax Allocation, Redevelopment Project, 7.00%, 12/01/30	$2,115,000	$2,393,736
St. Helena USD, GO, Capital Appreciation, zero cpn. to 8/01/25, 6.45% thereafter, 6/01/36	10,000,000	11,292,800
Sulphur Springs USD Special Tax Revenue,
CFD No. 2006-1, 5.00%, 9/01/43	1,410,000	1,573,165
CFD No. 2006-1, 5.00%, 9/01/47	1,820,000	2,026,843
Susanville PFAR,
Utility Enterprises Project, Refunding, Sub Series B, 5.50%, 6/01/30	1,185,000	1,219,614
Utility Enterprises Project, Refunding, Sub Series B, 5.875%, 6/01/35	1,660,000	1,708,555
Utility Enterprises Project, Refunding, Sub Series B, 6.00%, 6/01/45	6,180,000	6,352,916
Susanville School District GO, Capital Appreciation, Election of 2008, AGMC Insured, zero cpn., 8/01/49	17,505,000	5,444,055
Temecula RDA Tax Allocation Revenue, Housing, Redevelopment Project No. 1, Series A, Pre-Refunded, 7.00%, 8/01/39	2,100,000	2,352,945
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
Asset-Backed, Series A-1, 5.375%, 6/01/38	5,000,000	5,021,500
Asset-Backed, Series A-1, 5.50%, 6/01/45	800,000	803,480
Sacramento County Tobacco Securitization Corp., Asset Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,255,388
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
First Subordinate Capital Appreciation, Series B, zero cpn., 6/01/46	10,000,000	1,641,300
Second Subordinate Capital Appreciation, Refunding, Series C, zero cpn., 6/01/46	25,000,000	3,317,500
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1, zero cpn., 8/01/34	5,640,000	3,157,216
Tracy CFD No. 2016-1 Special Tax,
Improvement Area No. 1, Tracy Hills, 5.00%, 9/01/33	1,610,000	1,863,720
Improvement Area No. 1, Tracy Hills, 5.00%, 9/01/38	2,385,000	2,729,466
Improvement Area No. 1, Tracy Hills, 5.00%, 9/01/43	3,250,000	3,703,570
Improvement Area No. 1, Tracy Hills, 5.00%, 9/01/48	3,690,000	4,192,320
Truckee-Donner PUD Special Tax,
CFD No. 04-1, 5.20%, 9/01/25	2,985,000	2,943,329
CFD No. 04-1, 5.75%, 9/01/29	2,950,000	2,949,734
CFD No. 04-1, 5.25%, 9/01/30	5,000,000	4,819,800
CFD No. 04-1, 5.80%, 9/01/35	4,485,000	4,400,503
Tulare RDA Tax Allocation, Merged Tulare Redevelopment Projects, Series A, Pre-Refunded, 6.25%, 8/01/40	3,540,000	3,738,629
Tulare Sewer Revenue, Pre-Refunded, 6.50%, 11/15/45	10,000,000	10,327,700
Turlock PFA Tax Allocation Revenue, Pre-Refunded, 7.50%, 9/01/39	3,750,000	4,151,737
Tustin CFD No. 06-1 Special Tax, Legacy/Columbus Villages, Series A, 5.00%, 9/01/37	1,000,000	1,157,230
Tustin CFD No. 07-1 Special Tax, Tustin Legacy/Retail Center, Refunding, Series A, 5.00%, 9/01/37	2,330,000	2,616,380
Tustin CFD No. 14-1 Special Tax,
Legacy/Standard Pacific, Series A, 5.00%, 9/01/40	750,000	837,938
Legacy/Standard Pacific, Series A, 5.00%, 9/01/45	1,000,000	1,114,230
Tustin USD,
CFD No. 06-1 Special Tax, Pre-Refunded, 5.75%, 9/01/30	1,000,000	1,055,250
CFD No. 06-1 Special Tax, Pre-Refunded, 6.00%, 9/01/40	3,000,000	3,174,960
University of California Revenue, Refunding, Series AO, 5.00%, 5/15/40	5,000,000	5,806,250
Val Verde USD Special Tax CFD No. 2014-1 Revenue, Legacy Properties, 4.00%, 9/01/48	1,000,000	1,046,390
Val Verde USD Special Tax Revenue,
Refunding, 5.00%, 9/01/29	3,200,000	3,639,264
Refunding, 5.00%, 9/01/37	2,000,000	2,226,180

franklintempleton.com	Annual Report	37

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	$3,060,000	$3,069,976
Vernon Electric System Revenue, Series A, 5.50%, 8/01/41	7,500,000	8,043,600
Victor Elementary School District CFD No. 2005-1 Special Tax, 5.00%, 9/01/46	1,385,000	1,600,686
Victor Elementary School District GO, Election of 2008, Refunding, Series B, 5.00%, 8/01/42	5,455,000	6,268,450
Victor Valley Community College District GO, Capital Appreciation, Election of 2002, Series C, zero cpn., 6/01/49	11,940,000	4,239,416
[a] Vista USD, GO, San Diego County, Election of 2018, Series A, 4.00%, 8/01/48	5,000,000	5,473,400
Washington Township Health Care District Revenue,
Refunding, Series B, 4.00%, 7/01/35	2,000,000	2,122,160
Refunding, Series B, 4.00%, 7/01/36	1,900,000	2,011,587
Series A, 5.50%, 7/01/38	2,890,000	3,000,109
West Hollywood Community Development Commission Tax Allocation,
East Side Redevelopment Project, Series A, 7.25%, 9/01/31	1,000,000	1,136,260
East Side Redevelopment Project, Series A, 7.50%, 9/01/42	5,000,000	5,680,850
Woodland Finance Authority Water Revenue,
6.00%, 3/01/36	1,000,000	1,073,880
6.00%, 3/01/41	1,500,000	1,609,470
Woodland Special Tax,
CFD No. 2004-1, Capital Projects, Spring Lake, 5.00%, 9/01/44	1,575,000	1,780,490
CFD No. 2004-1, Capital Projects, Spring Lake, 5.00%, 9/01/48	1,755,000	1,978,763
Yorba Linda RDA Tax Allocation, Redevelopment Project, sub. lien, Series A, Pre-Refunded, 6.50%, 9/01/32	2,750,000	3,066,140
Yucaipa Special Tax,
CFD No. 98-1 Chapman Heights, Refunding, 5.00%, 9/01/26	1,000,000	1,067,880
CFD No. 98-1 Chapman Heights, Refunding, 5.375%, 9/01/30	1,800,000	1,930,968

		2,529,673,195

U.S. Territories 3.5%
Guam 1.2%
Government of Guam GO, Series A, Pre-Refunded, 7.00%, 11/15/39	5,000,000	5,125,000
Guam Government Waterworks Authority Water and Wastewater System Revenue,
5.00%, 1/01/46	13,000,000	14,387,750
Pre-Refunded, 5.625%, 7/01/40	4,000,000	4,177,440
Refunding, 5.00%, 7/01/36	1,755,000	1,990,258
Refunding, 5.00%, 7/01/37	1,500,000	1,695,720
Guam Power Authority Revenue, Refunding, Series A, 5.00%, 10/01/40	4,750,000	5,326,317

		32,702,485

Northern Mariana Islands 0.2%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%, 3/15/28	5,350,000	5,380,923

Puerto Rico 2.1%
[b] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	10,000,000	8,000,000
Refunding, Series A, 5.00%, 7/01/42	6,000,000	4,800,000
Series A, 7.00%, 7/01/33	25,000,000	20,812,500
Series A, 6.75%, 7/01/36	11,735,000	9,710,712

38	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
[b] Puerto Rico Electric Power Authority Power Revenue, (continued)
Series A, 7.00%, 7/01/43	$5,000,000	$4,162,500
Series A-4, zero cpn., 7/01/19	1,601,766	1,425,572
Series B, zero cpn., 7/01/19	1,601,765	1,425,571
Series E-1, zero cpn., 1/01/21	1,768,493	1,573,959
Series E-2, zero cpn., 7/01/21	1,768,493	1,573,959
Series E-3, zero cpn., 1/01/22	600,000	534,000
Series E-4, zero cpn., 7/01/22	600,000	534,000
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	4,500,000	4,505,625

		59,058,398

Total U.S. Territories		97,141,806

Total Municipal Bonds (Cost $2,346,220,064)		2,626,815,001

Total Municipal Bonds before Short Term Investments (Cost $2,346,220,064)		2,626,815,001

Short Term Investments 6.6%

Municipal Bonds 6.6%
California 6.6%
[c] California State GO,
Floating, Series A-2, LOC Bank of Montreal, Daily VRDN and Put, 1.35%, 5/01/33	21,350,000	21,350,000
Kindergarten, Refunding, Series A1, LOC Citibank, Daily VRDN and Put, 1.18%, 5/01/34	30,955,000	30,955,000
Kindergarten, Refunding, Series A3, LOC State Street Bank & Trust Co., Daily VRDN and Put, 1.23%, 5/01/34	36,240,000	36,240,000
Kindergarten, Refunding, Series B3, LOC Citibank, Daily VRDN and Put, 1.23%, 5/01/34	2,540,000	2,540,000
[c] Irvine Ranch Water District GO, ID, Consolidated, Series B, LOC Bank of America, Daily VRDN and Put, 1.22%, 10/01/41	9,770,000	9,770,000
[c] Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, Subseries A-4, SPA Bank of America, Daily VRDN and Put, 1.30%, 7/01/35	2,800,000	2,800,000
Power System, Refunding, Series B, Subseries B-6, SPA TD Bank National Association, Daily VRDN and Put, 1.25%, 7/01/34	12,100,000	12,100,000
Water System, Refunding, Series B, Subseries B-2, SPA Royal Bank of Canada, Daily VRDN and Put, 1.22%, 7/01/35	1,300,000	1,300,000
[c] The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, SPA Citibank, Daily VRDN and Put, 1.24%, 7/01/35	30,900,000	30,900,000
[c] Santa Clara Valley Transportation Authority Sales Tax Revenue, 2000 Measure A, Refunding, Series D, SPA TD Bank National Association, Daily VRDN and Put, 1.35%, 4/01/36	7,600,000	7,600,000

franklintempleton.com	Annual Report	39

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Short Term Investments (continued)

Municipal Bonds (continued)
California (continued)
[c] University of California Revenue,
General, Refunding, Series A, Daily VRDN and Put, 1.25%, 5/15/48	$7,650,000	$7,650,000
General, Refunding, Series AL, Daily VRDN and Put, 1.21%, 5/15/48	23,885,000	23,885,000

Total Short Term Investments (Cost $187,090,000)		187,090,000

Total Investments (Cost $2,533,310,064) 100.0%		2,813,905,001

Other Assets, less Liabilities (0.0)%†		(28,505)

Net Assets 100.0%		$2,813,876,496

See Abbreviations on page 63.

†Rounds to less than 0.1% of net assets.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights

Franklin Tennessee Municipal Bond Fund

Year Ended May 31, 2019[a]

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.74

Income from investment operations[b]:

Net investment income[c]	0.23

Net realized and unrealized gains (losses)	0.25

Total from investment operations	0.48

Less distributions from:

Net investment income	(0.25)

Net asset value, end of year	$10.97

Total return[d]	4.53%

Ratios to average net assets[e]

Expenses[f]	0.93%

Net investment income	2.94%

Supplemental data

Net assets, end of year (000’s)	$4,971

Portfolio turnover rate	3.46%

aFor the period September 10, 2018 (effective date) to May 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable , and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Tennessee Municipal Bond Fund (continued)

			Year Ended May 31,

	2019		2018	2017	2016	2015

Class A1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.79		$11.11	$11.44	$11.38	$11.47

Income from investment operations[a]:

Net investment income[b]	0.33		0.34	0.37	0.40	0.41

Net realized and unrealized gains (losses)	0.19		(0.32)	(0.32)	0.06	(0.08)

Total from investment operations	0.52		0.02	0.05	0.46	0.33

Less distributions from:

Net investment income	(0.35)		(0.34)	(0.38)	(0.40)	(0.42)

Net asset value, end of year	$10.96		$10.79	$11.11	$11.44	$11.38

Total return[c]	4.92%		0.23%	0.40%	4.12%	2.86%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.78%		0.77%	0.72%	0.72%	0.72%

Expenses net of waiver and payments by affiliates	0.78%	[d]	0.77%	0.72%	0.72%	0.71%

Net investment income	3.09%		3.08%	3.27%	3.55%	3.60%

Supplemental data

Net assets, end of year (000’s)	$190,548		$226,189	$267,442	$307,294	$293,580

Portfolio turnover rate	3.46%		9.19%	18.95%	4.50%	11.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Tennessee Municipal Bond Fund (continued)

	Year Ended May 31,
	2019		2018[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.79		$11.06

Income from investment operations[b]:

Net investment income[c]	0.35		0.29

Net realized and unrealized gains (losses)	0.19		(0.26)

Total from investment operations	0.54		0.03

Less distributions from:

Net investment income	(0.36)		(0.30)

Net asset value, end of year	$10.97		$10.79

Total return[d]	5.15%		0.25%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.66%		0.66%

Expenses net of waiver and payments by affiliates	0.65%	[f]	0.64%

Net investment income	3.22%		3.21%

Supplemental data

Net assets, end of year (000’s)	$3,253		$3,547

Portfolio turnover rate	3.46%		9.19%

aFor the period August 1, 2017 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Tennessee Municipal Bond Fund (continued)

	Year Ended May 31,

	2019	2018	2017[a]

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.79	$11.12	$11.50

Income from investment operations[b]:

Net investment income[c]	0.34	0.35	0.27

Net realized and unrealized gains (losses)	0.20	(0.32)	(0.38)

Total from investment operations	0.54	0.03	(0.11)

Less distributions from:

Net investment income	(0.36)	(0.36)	(0.27)

Net asset value, end of year	$10.97	$10.79	$11.12

Total return[d]	5.12%	0.24%	(0.91)%

Ratios to average net assets[e]

Expenses	0.68%[f]	0.67%	0.62%

Net investment income	3.19%	3.18%	3.37%

Supplemental data

Net assets, end of year (000’s)	$23,252	$23,573	$23,916

Portfolio turnover rate	3.46%	9.19%	18.95%

aFor the period September 15, 2016 (effective date) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

44	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2019

Franklin Tennessee Municipal Bond Fund

	Principal Amount	Value

Municipal Bonds 99.0%
Tennessee 95.7%
Chattanooga Electric System Revenue, The Electric Power Board of Chattanooga, Refunding, Series C, 5.00%, 9/01/40	$2,750,000	$3,189,725
Chattanooga Health Educational and Housing Facility Board Revenue,
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	500,000	503,555
Student Housing, CDFI Phase I LLC, University of Tennessee at Chattanooga Project, Refunding, 5.00%, 10/01/35	1,000,000	1,105,430
Chattanooga-Hamilton County Hospital Authority Hospital Revenue, Erlanger Health System, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	3,250,000	3,286,239
Clarksville Electric System Revenue,
Series A, Pre-Refunded, 5.00%, 9/01/34	2,000,000	2,088,780
Series A, Pre-Refunded, 5.00%, 9/01/35	3,185,000	3,326,382
Clarksville Water Sewer and Gas Revenue, Pre-Refunded, 5.00%, 2/01/38	3,000,000	3,378,060
Columbia Waterworks System Revenue, 5.00%, 12/01/32	3,000,000	3,234,810
Gallatin Water and Sewer Revenue, Refunding and Improvement, 5.00%, 1/01/32	1,500,000	1,741,770
Germantown GO,
4.00%, 8/01/43	2,330,000	2,551,746
4.00%, 8/01/45	2,525,000	2,761,794
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue, Utilities, 5.00%, 9/01/44	4,400,000	4,980,492
Jackson Hospital Revenue,
Jackson-Madison County General Hospital, Refunding, 5.00%, 4/01/36	4,000,000	4,470,080
Jackson-Madison County General Hospital, Refunding, Series A, 5.00%, 4/01/41	2,370,000	2,738,511
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	75,000	76,271
Kingsport IDB, MFHR, Model City Apartments Project, GNMA Secured, 5.50%, 7/20/39	2,995,000	3,000,091
Knox County First Utility District Water and Sewer Revenue, Pre-Refunded, 5.00%, 12/01/32	1,000,000	1,122,260
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health, Refunding, Series A, 5.00%, 1/01/42	5,000,000	5,751,900
Knox County Health Educational and Housing Facility Board Revenue,
University Health System Inc., Refunding, 5.00%, 4/01/36	2,250,000	2,528,505
University Health System Inc., Refunding, 5.00%, 9/01/47	4,000,000	4,470,200
Knox-Chapman Utility District of Knox County Water and Sewer Revenue,
Pre-Refunded, 5.25%, 1/01/36	1,500,000	1,590,120
Refunding and Improvement, 4.00%, 1/01/40	4,000,000	4,202,560
Knoxville Wastewater System Revenue, Refunding, Series A, 4.00%, 4/01/42	5,000,000	5,258,950
Lawrenceburg PBA, GO, Electric System, Refunding, AMBAC Insured, 5.00%, 7/01/22	2,390,000	2,504,099
Loudon Water and Sewer Revenue,
Exempt Facility, Series A, 4.00%, 3/01/28	1,000,000	1,046,930
Exempt Facility, Series A, 5.00%, 3/01/32	1,300,000	1,388,127
Manchester GO, Refunding, AGMC Insured, 5.00%, 6/01/38	2,045,000	2,110,665
Maury County GO, Public Improvement, Refunding, 4.00%, 4/01/34	1,775,000	1,945,791
Memphis Electric System Revenue, 5.00%, 12/01/34	1,000,000	1,155,580
Memphis Gas System Revenue, 4.00%, 12/01/36	1,000,000	1,113,340
Memphis GO, General Improvement, Refunding, 5.00%, 5/01/36	4,135,000	4,379,006
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,609,800
Refunding, Series D, 5.00%, 7/01/25	3,000,000	3,207,990
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,166,200

franklintempleton.com	Annual Report	45

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Tennessee (continued)
Memphis-Shelby County Airport Authority Airport Revenue, (continued)
Series A, AGMC Insured, 5.00%, 7/01/39	$2,565,000	$2,648,055
Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project, Refunding, Series B, 5.375%, 11/01/29	5,000,000	5,078,050
Metropolitan Government of Nashville and Davidson County Electric System Revenue,
Series A, 5.00%, 5/15/36	3,500,000	3,725,260
Series A, 5.00%, 5/15/39	4,000,000	4,546,360
Series A, 5.00%, 5/15/42	3,000,000	3,575,310
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board Revenue,
Vanderbilt University, Series A, Pre-Refunded, 5.50%, 10/01/29	3,500,000	3,546,591
Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	5,000,000	5,738,000
Metropolitan Government of Nashville and Davidson County Sports Authority Revenue,
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/38	3,000,000	3,344,520
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/43	2,075,000	2,306,300
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue, Green Bonds, Subordinate, Series A, 5.00%, 7/01/46	6,855,000	8,155,051
Metropolitan Nashville Airport Authority Revenue, Improvement, Series A, 5.00%, 7/01/45	4,000,000	4,550,720
Pigeon Forge IDB Revenue, Public Facility, 5.00%, 6/01/34	1,250,000	1,327,938
Rutherford County Health and Educational Facilities Board Revenue, Ascension Health Senior Credit Group, Series C, 5.00%, 11/15/40	10,000,000	10,143,100
Shelby County Health Educational and Housing Facility Board Revenue,
Baptist Memorial Health Care, Series A, 5.00%, 9/01/19	3,015,000	3,038,125
Educational Facilities, Rhodes College, 5.00%, 8/01/45	1,700,000	1,964,163
Educational Facilities, Rhodes College, Pre-Refunded, 5.50%, 8/01/40	5,000,000	5,413,050
Methodist Le Bonheur Healthcare, Series A, 5.00%, 5/01/36	4,000,000	4,741,120
Rhodes College, Refunding, 4.00%, 8/01/40	3,000,000	3,280,800
South Blount County Utility District Waterworks Revenue,
Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/33	315,000	320,459
Improvement, AGMC Insured, Pre-Refunded, 5.25%, 12/01/39	1,040,000	1,059,292
Refunding and Improvement, AGMC Insured, 5.00%, 12/01/33	685,000	696,159
Refunding and Improvement, AGMC Insured, 5.25%, 12/01/39	2,270,000	2,310,179
Tennessee HDA Residential Finance Program Revenue,
Issue 1C, 4.00%, 7/01/43	1,505,000	1,534,001
Issue 2, 3.85%, 7/01/42	1,985,000	2,084,389
Issue 3, 3.65%, 7/01/47	995,000	1,032,571
Issue 4, Refunding, 4.00%, 7/01/43	1,980,000	2,105,314
Tennessee HDA Revenue, Homeownership Program, Series 2C, 3.80%, 7/01/43	1,165,000	1,197,329
Tennessee State School Bond Authority Revenue,
Higher Educational Facilities Second Program, Refunding, Series B, 5.00%, 11/01/40	10,000,000	11,657,700
Higher Educational Facilities Second Program, Refunding, Series B, 5.00%, 11/01/45	5,000,000	5,802,100
West Knox Utility District Knox County Water and Sewer Revenue, Refunding and Improvement, 5.00%, 6/01/41	1,000,000	1,132,550
West Wilson Utility District of Wilson County Water Revenue,
Pre-Refunded, 5.00%, 6/01/33	3,000,000	3,202,830
Refunding and Improvement, 5.00%, 6/01/40	1,545,000	1,791,273

46	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)

		Principal Amount	Value

	Municipal Bonds (continued)
	Tennessee (continued)
	Wilson County GO, School, Series A, 4.00%, 4/01/42	$5,000,000	$5,364,200

			212,398,618

	U.S. Territories 3.3%
	Guam 1.5%
	Guam Government Limited Obligation Revenue, Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,205,000	3,272,401

	Puerto Rico 1.8%
[a]	Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	4,012,500

	Total U.S. Territories		7,284,901

	Total Municipal Bonds before Short Term Investments (Cost $210,676,238)		219,683,519

	Short Term Investments (Cost $305,000) 0.1%

	Municipal Bonds 0.1%
	Tennessee 0.1%
[b]	Shelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 2.20%, 6/01/42	305,000	305,000

	Total Investments (Cost $210,981,238) 99.1%		219,988,519
	Other Assets, less Liabilities 0.9%		2,035,610

	Net Assets 100.0%		$222,024,129

See Abbreviations on page 63.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	47

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

May 31, 2019

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,533,310,064	$210,981,238

Value - Unaffiliated issuers	$2,813,905,001	$219,988,519
Cash	348,716	20,811
Receivables:
Capital shares sold	9,485,055	4,521
Interest	29,925,576	2,652,938
Other assets	2,003	179

Total assets	2,853,666,351	222,666,968

Liabilities:
Payables:
Investment securities purchased	31,454,924	—
Capital shares redeemed	5,014,762	404,089
Management fees	1,072,172	105,032
Distribution fees	310,228	17,259
Transfer agent fees	288,905	20,680
Professional fees	80,780	39,937
Distributions to shareholders	1,457,550	38,974
Accrued expenses and other liabilities	110,534	16,868

Total liabilities	39,789,855	642,839

Net assets, at value	$2,813,876,496	$222,024,129

Net assets consist of:
Paid-in capital	$2,604,680,625	$228,533,938
Total distributable earnings (loss)	209,195,871	(6,509,809)

Net assets, at value	$2,813,876,496	$222,024,129

48	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

May 31, 2019

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Class A:
Net assets, at value	$ 244,195,579	$ 4,971,023

Shares outstanding	21,995,769	453,112

Net asset value per share[a]	$11.10	$10.97

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.53	$11.40

Class A1:
Net assets, at value	$1,386,290,797	$190,548,342

Shares outstanding	125,112,489	17,380,868

Net asset value per share[a]	$11.08	$10.96

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.51	$11.39

Class C:
Net assets, at value	$ 272,185,877

Shares outstanding	24,374,268

Net asset value and maximum offering price per share[a]	$11.17

Class R6:
Net assets, at value	$ 21,214,447	$ 3,252,660

Shares outstanding	1,907,975	296,632

Net asset value and maximum offering price per share	$11.12	$10.97

Advisor Class:
Net assets, at value	$ 889,989,796	$ 23,252,104

Shares outstanding	80,114,875	2,119,366

Net asset value and maximum offering price per share	$11.11	$10.97

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	49

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended May 31, 2019

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Investment income:
Interest:
Unaffiliated issuers	$111,123,796	$ 9,051,014

Expenses:
Management fees (Note 3a)	11,645,785	1,294,284
Distribution fees: (Note 3c)
Class A	218,558	4,710
Class A1	1,364,738	204,992
Class C	1,839,376	—
Transfer agent fees: (Note 3e)
Class A	55,453	1,175
Class A1	864,237	127,804
Class C	179,192	—
Class R6	7,742	1,389
Advisor Class	494,229	14,675
Custodian fees (Note 4)	21,453	1,959
Reports to shareholders	64,180	15,786
Registration and filing fees	72,140	14,376
Professional fees	352,129	71,355
Trustees’ fees and expenses	79,358	7,705
Federal and state income taxes	824,152	—
Other	238,610	40,474

Total expenses	18,321,332	1,800,684
Expense reductions (Note 4)	(18,451)	(2,213)
Expenses waived/paid by affiliates (Note 3f)	(2,612)	(367)

Net expenses	18,300,269	1,798,104

Net investment income	92,823,527	7,252,910

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	6,194,069	(10,168)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	89,825,327	3,715,864

Net realized and unrealized gain (loss)	96,019,396	3,705,696

Net increase (decrease) in net assets resulting from operations	$188,842,923	$10,958,606

50	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund

	Year Ended May 31,		Year Ended May 31,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 92,823,527	$ 89,058,606	$ 7,252,910	$ 8,454,430
Net realized gain (loss)	6,194,069	(18,909,793)	(10,168)	(7,805,055)

Net change in unrealized appreciation (depreciation)	89,825,327	(23,391,645)	3,715,864	(238,733)

Net increase (decrease) in net assets resulting from operations	188,842,923	46,757,168	10,958,606	410,642

Distributions to shareholders: (Note 1d)
Class A	(3,188,725)	—	(63,310)	—
Class A1	(52,065,730)	(50,788,123)	(6,647,714)	(7,869,559)
Class C	(9,134,274)	(10,640,983)	—	—
Class R6	(670,331)	(231,068)	(114,742)	(67,251)
Advisor Class	(30,399,177)	(27,969,229)	(785,947)	(738,299)

Total distributions to shareholders	(95,458,237)	(89,629,403)	(7,611,713)	(8,675,109)

Capital share transactions: (Note 2)
Class A	235,411,225	—	4,860,314	—
Class A1	(38,267,367)	24,581,413	(38,480,111)	(33,708,991)
Class C	(62,677,849)	(25,356,244)	—	—
Class R6	7,429,963	13,057,844	(340,291)	3,596,199
Advisor Class	112,045,938	40,427,510	(671,740)	328,619

Total capital share transactions	253,941,910	52,710,523	(34,631,828)	(29,784,173)

Net increase (decrease) in net assets	347,326,596	9,838,288	(31,284,935)	(38,048,640)

Net assets:
Beginning of year	2,466,549,900	2,456,711,612	253,309,064	291,357,704

End of year (Note 1d)	$2,813,876,496	$2,466,549,900	$222,024,129	$253,309,064

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	51

FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Effective September 10, 2018, Class A shares were renamed Class A1, and these Funds began offering a new class of shares, Class A. Class A1 shares are only offered to existing Class A1 shareholders.

Class A, Class A1, Class R6 & Advisor Class

Franklin Tennessee Municipal Bond Fund

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin California High Yield Municipal Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its

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income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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1.  Organization and Significant Accounting Policies (continued)

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended May 31, 2018, distributions to shareholders were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Distributions from net investment income:
Class A1	$(50,788,123)	$(7,869,559)
Class C	(10,640,983)	—
Class R6	(231,068)	(67,251)
Advisor Class	(27,969,229)	(738,299)

For the year ended May 31, 2018, undistributed net investment income included in net assets were as follows:

Fund	Undistributed net investment income

Franklin California High Yield Municipal Fund	$5,459,356
Franklin Tennessee Municipal Bond Fund	$ 384,309

2. Shares of Beneficial Interest

At May 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund

	Shares	Amount	Shares	Amount

Class A Shares:

Year ended May 31, 2019[a]

Shares sold[b]	29,417,854	$314,485,980	466,737	$5,006,589
Shares issued in reinvestment of distributions	280,016	3,023,252	5,832	63,234
Shares redeemed	(7,702,101)	(82,098,007)	(19,457)	(209,509)

Net increase (decrease)	21,995,769	$235,411,225	453,112	$4,860,314

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	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund

	Shares	Amount	Shares	Amount

Class A1 Shares:
Year ended May 31, 2019
Shares sold	16,558,804	$ 176,930,518	540,106	$ 5,816,998
Shares issued in reinvestment of distributions	4,123,926	44,141,197	575,127	6,190,781
Shares redeemed	(24,345,818)	(259,339,082)	(4,706,541)	(50,487,890)

Net increase (decrease)	(3,663,088)	$ (38,267,367)	(3,591,308)	$(38,480,111)

Year ended May 31, 2018
Shares sold	26,030,871	$ 280,746,944	1,389,282	$ 15,203,932
Shares issued in reinvestment of distributions	4,002,097	43,080,415	658,740	7,190,107
Shares redeemed	(27,788,407)	(299,245,946)	(5,140,500)	(56,103,030)

Net increase (decrease)	2,244,561	$ 24,581,413	(3,092,478)	$(33,708,991)

Class C Shares:

Year ended May 31, 2019
Shares sold	4,690,276	$ 50,662,807
Shares issued in reinvestment of distributions	714,904	7,709,480
Shares redeemed[b]	(11,360,194)	(121,050,136)

Net increase (decrease)	(5,955,014)	$ (62,677,849)

Year ended May 31, 2018
Shares sold	3,430,130	$ 37,350,507
Shares issued in reinvestment of distributions	830,255	9,004,952
Shares redeemed	(6,608,373)	(71,711,703)

Net increase (decrease)	(2,347,988)	$ (25,356,244)

Class R6 Shares:

Year ended May 31, 2019
Shares sold	1,067,116	$ 11,383,693	63,398	$ 680,463
Shares issued in reinvestment of distributions	55,815	599,865	10,657	114,741
Shares redeemed	(426,215)	(4,553,595)	(106,228)	(1,135,495)

Net increase (decrease)	696,716	$ 7,429,963	(32,173)	$ (340,291)

Year ended May 31, 2018[c]
Shares sold	1,314,547	$ 14,172,999	391,528	$ 4,279,442
Shares issued in reinvestment of distributions	21,519	230,975	6,203	67,184
Shares redeemed	(124,807)	(1,346,130)	(68,926)	(750,427)

Net increase (decrease)	1,211,259	$ 13,057,844	328,805	$ 3,596,199

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2.  Shares of Beneficial Interest (continued)

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:

Year ended May 31, 2019
Shares sold	27,870,236	$ 298,680,447	683,998	$ 7,361,521
Shares issued in reinvestment of distributions	2,061,371	22,137,099	65,070	700,827
Shares redeemed	(19,578,620)	(208,771,608)	(814,132)	(8,734,088)

Net increase (decrease)	10,352,987	$ 112,045,938	(65,064)	$ (671,740)

Year ended May 31, 2018
Shares sold	19,221,729	$ 207,851,211	992,775	$ 10,844,278
Shares issued in reinvestment of distributions	1,843,679	19,892,413	66,806	729,550
Shares redeemed	(17,376,783)	(187,316,114)	(1,025,984)	(11,245,209)

Net increase (decrease)	3,688,625	$ 40,427,510	33,597	$ 328,619

aFor the period September 10, 2018 (effective date) to May 31, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to May 31, 2018.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a.  Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	Over $15 billion, up to and including $17.5 billion

0.380%	Over $17.5 billion, up to and including $20 billion

0.360%	In excess of $20 billion

For the year ended May 31, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

0.460%	0.554%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, Franklin California High Yield Municipal Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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3.  Transactions with Affiliates (continued)

c.  Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Reimbursement Plans:
Class A	0.25%	0.25%
Class A1	0.15%	0.15%
Compensation Plans:
Class C	0.65%	—

Distributors has agreed to limit the current rate to 0.10% per year for Class A1.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$ 86,238	$7,124

CDSC retained	$132,764	$1,624

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Funds’ Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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For the year ended May 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Transfer agent fees	$692,870	$62,976

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until September 30, 2019.

g.  Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended May 31, 2019, were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Purchases	$137,665,000	$13,310,000
Sales	$ 88,910,000	$ 1,700,000

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended May 31, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2019, the capital loss carryforwards were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Capital loss carryforwards not subject to expiration:
Short term	$49,930,059	$ 4,836,291
Long term	22,000,893	10,278,528

Total capital loss carryforwards	$71,930,952	$15,114,819

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5.  Income Taxes (continued)

During the year ended May 31, 2019, Franklin California High Yield Municipal Fund utilized $6,601,091 of capital loss carryforwards.

On May 31, 2019, Franklin California High Yield Municipal Fund had expired capital loss carryforwards of $21,604,912, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2019 and 2018, was as follows:

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund

	2019	2018	2019	2018

Distributions paid from tax exempt income	$95,458,237	$89,629,403	$7,611,713	$8,675,109

At May 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Cost of investments	$2,535,735,219	$211,564,059

Unrealized appreciation	$ 292,978,903	$ 9,783,822
Unrealized depreciation	(14,809,121)	(1,359,362)

Net unrealized appreciation (depreciation)	$ 278,169,782	$ 8,424,460

Distributable earnings:
Undistributed tax exempt income	$ 4,930,304	$ 219,526

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income, bond discounts and premiums, non-deductible expenses and bond workout expenditures.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2019, were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Purchases	$495,139,181	$ 7,987,587

Sales	$339,120,165	$39,177,627

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7.  Credit Risk and Defaulted Securities

At May 31, 2019, Franklin California High Yield Municipal Fund had 27.7% of its portfolio invested in high yield securities, rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2019, the aggregate value of these securities for Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund was $54,552,773 and $4,012,500, representing 1.9% and 1.8%, respectively, of each Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

8.  Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended May 31, 2019, the Funds did not use the Global Credit Facility.

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

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10.  Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At May 31, 2019, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

11.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Selected Portfolio

ABAG	The Association of Bay Area Governments	HDA	Housing Development Authority/Agency

AD	Assessment District	ID	Improvement District

AGMC	Assured Guaranty Municipal Corp.	IDB	Industrial Development Bond/Board

AMBAC	American Municipal Bond Assurance Corp.	LOC	Letter of Credit

BAM	Build America Mutual Assurance Co.	MFHR	Multi-Family Housing Revenue

CDA	Community Development Authority/Agency	NATL	National Public Financial Guarantee Corp.

CFD	Community Facilities District	PBA	Public Building Authority

COP	Certificate of Participation	PCFA	Pollution Control Financing Authority

CRDA	Community Redevelopment Authority/Agency	PFA	Public Financing Authority

CSD	Central School District	PFAR	Public Financing Authority Revenue

ETM	Escrow to Maturity	PUD	Public Utility District

FGIC	Financial Guaranty Insurance Co.	RDA	Redevelopment Agency/Authority

FHA	Federal Housing Authority/Agency	SPA	Standby Purchase Agreement

GNMA	Government National Mortgage Association	UHSD	Unified/Union High School District

GO	General Obligation	USD	Unified/Union School District

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Municipal Securities Trust and Shareholders of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (the “Funds”) as of May 31, 2019, the related statements of operations for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

July 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2019. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2020, shareholders will be notified of amounts for use in preparing their 2019 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	138	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	114	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	138	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since March 2019	138	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	152	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board and Trustee since 2013	138	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 26 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co- Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co- Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUNICIPAL SECURITIES TRUST

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

(each a Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of Franklin Municipal Securities Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI),

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SHAREHOLDER INFORMATION

the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin California High Yield Municipal Fund - The Performance Universe for this Fund included the Fund and all retail and institutional California municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Tennessee Municipal Bond Fund - The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding

each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Funds and Class A shares for the other funds in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin California High Yield Municipal Fund - The Expense Group for the Fund included the Fund and nine other California municipal debt funds. The Board noted that the Management Rate and the actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Tennessee Municipal Bond Fund - The Expense Group for the Fund included the Fund and nine other “other states” municipal debt funds. The Board noted that the Management Rate for the Fund was equal to the median of its Expense Group. The Board also noted that the actual total expense ratio for the Fund was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

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SHAREHOLDER INFORMATION

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the

Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin Tennessee Municipal Bond Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter
Franklin Municipal Securities Trust
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	MUN A 07/19

Item  2.    Code of Ethics.

(a)  The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)  N/A

(d)  N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item  3.    Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)  The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item  4.    Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $75,079 for the fiscal year ended May 31, 2019 and $81,393 for the fiscal year ended May 31, 2018.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $25,000 for the fiscal year ended May 31, 2019 and $0 for the fiscal year ended May 31, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2019 and $979 for the fiscal year ended May 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended May 31, 2019 and $14,000 for the fiscal year ended May 31, 2018. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA survey.

(e)  (1)  The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)      pre-approval of all audit and audit related services;

(ii)     pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)  (2)  None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $41,500 for the fiscal year ended May 31, 2019 and $14,979 for the fiscal year ended May 31, 2018.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.    Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.	N/A

Item 13.    Exhibits.

(a)  (1)    Code of Ethics

(a)  (2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By   S\MATTHEW T. HINKLE

      Matthew T. Hinkle

      Chief Executive Officer – Finance and Administration

Date       July 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   S\MATTHEW T. HINKLE

      Matthew T. Hinkle

      Chief Executive Officer – Finance and Administration

Date       July 31, 2019

By   S\GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date       July 31, 2019